For more information contact the Delaware Group at 800-828-5052.

                                             -----------------------------------

                                             HIGH-YIELD OPPORTUNITIES FUND

                                             -----------------------------------

                                             INSTITUTIONAL

                                             -----------------------------------



INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA 19103

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103

SHAREHOLDER SERVICING,                       P R O S P E C T U S
DIVIDEND DISBURSING,
ACCOUNTING SERVICES                          -----------------------------
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street                           SEPTEMBER 29, 1997
Philadelphia, PA 19103                       (as revised January 1, 1998)

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

CUSTODIAN
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY 11245                                              DELAWARE
                                                                GROUP
                                                                =========

HIGH-YIELD OPPORTUNITIES FUND                                         PROSPECTUS
INSTITUTIONAL CLASS SHARES                                    SEPTEMBER 29, 1997
                                                    (as revised January 1, 1998)

     ---------------------------------------------------------------------



                   1818 Market Street, Philadelphia, PA 19103

                           For more information about
                High-Yield Opportunities Fund Institutional Class
                    call the Delaware Group at 800-828-5052.


         This Prospectus describes shares of High-Yield Opportunities Fund series (the "Fund") of Delaware Group Income Funds, Inc. ("Income Funds, Inc."), a professionally-managed mutual fund of the series type. The investment objective of the Fund is to seek to provide investors with total return and, as a secondary objective, high current income.

         The Fund invests up to 100% of its assets in lower rated fixed-income securities, commonly known as "junk bonds," which involve greater risks, including default risks, than higher rated fixed-income securities. Purchasers should carefully assess these risks before investing in the Fund. See Investment Objective and Policies, Risk Factors, and Appendix A--Ratings.

         The Fund offers High-Yield Opportunities Fund Institutional Class (the "Class") of shares.

         This Prospectus sets forth information that you should read and consider before you invest. Please retain it for future reference. The Fund's Statement of Additional Information ("Part B" of Income Funds, Inc.'s registration statement) dated September 29, 1997, as it may be amended from time to time, contains additional information about the Fund and has been filed with the Securities and Exchange Commission. Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling the above telephone numbers. The Fund's financial statements appear in its Annual Report, which will accompany any response to requests for Part B.

         The Fund also offers High-Yield Opportunities Fund A Class, High-Yield Opportunities Fund B Class and High-Yield Opportunities Fund C Class. Shares of these classes are subject to sales charges and other expenses, which may affect their performance. A prospectus for these classes can be obtained by writing to Delaware Distributors, L.P. at the above address or by calling 800-523-4640.

TABLE OF CONTENTS

Cover Page                           1     Classes of Shares                10
Synopsis                             3     How to Buy Shares                11
Summary of Expenses                  4     Redemption and Exchange          12
Financial Highlights                 5     Dividends and Distributions      14
Investment Objective and Policies    7     Taxes                            15
      Suitability                    7     Calculation of Net Asset
      Investment Strategy            7           Value Per Share            16
Risk Factors                         9     Management of the Fund           16
      Youth and Volatility of the          Other Investment Policies and
             High-Yield Market       9           Risk Considerations        19
      Redemptions                    9     Appendix A--Ratings              25
      Liquidity and Valuation        9



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SHARES OF THE FUND ARE NOT BANK OR CREDIT UNION DEPOSITS.

SYNOPSIS

Investment Objective
      The investment objective of the Fund is to seek to provide investors with total return and, as a secondary objective, high current income. The Fund seeks to achieve its objective by investing principally in corporate bonds rated BB or lower by Standard & Poor's Ratings Group ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's"), or similarly rated by another nationally-recognized statistical rating organization, or, if unrated (which may be more speculative in nature than rated bonds), judged to be of comparable quality by the Manager (as defined below). The Fund may also invest in U.S. and foreign government securities and commercial paper. For further details, see Investment Objective and Policies, Risk Factors and Other Investment Policies and Risk Considerations.

Risk Factors
      The Fund invests primarily in high-yield securities (junk bonds) and greater risks may be involved with an investment in the Fund than an investment in a mutual fund comprised primarily of investment grade bonds.
See Risk Factors under Investment Objectives and Policies.

Investment Manager, Distributor and Service Agent
      Delaware Management Company, Inc. (the "Manager") furnishes investment management services to the Fund, subject to the supervision and direction of Income Funds, Inc.'s Board of Directors. The Manager also provides investment management services to certain other funds in the Delaware Group. Delaware Distributors, L.P. (the "Distributor") is the national distributor for the Fund and for all of the other mutual funds in the Delaware Group. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing, accounting services and transfer agent for the Fund and for all of the other mutual funds in the Delaware Group. See Summary of Expenses and Management of the Fund for further information regarding the Manager and the fees payable under the Fund's Investment Management Agreement.

Purchase Price
      Shares of the Class offered by this Prospectus are available at net asset value, without a front-end or contingent deferred sales charge, and are not subject to distribution fees under a Rule 12b-1 distribution plan.
See Classes of Shares.

Redemption and Exchange
      Shares of the Class are redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. See Redemption and Exchange.

Open-End Investment Company
      Income Funds, Inc. is an open-end management investment company. The Fund's portfolio of assets is diversified as defined by the Investment Company Act of 1940 (the "1940 Act"). Income Funds, Inc. was first organized as a Delaware corporation in 1970 and subsequently organized as a Maryland corporation on March 4, 1983. See Shares under Management of the Fund.

SUMMARY OF EXPENSES


                         Shareholder Transaction Expenses
                         --------------------------------

Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price).........................          None

Maximum Sales Charge Imposed on Reinvested
Dividends (as a percentage of offering price)...............          None

Exchange Fees...............................................          None*

                             Annual Operating Expenses
                    (as a percentage of average daily net assets)
                    ---------------------------------------------

Management Fees.............................................          0.33%+

12b-1 Fees..................................................          None

Other Operating Expenses....................................          0.62%+
                                                                      -----

          Total Operating Expenses..........................          0.95%+
                                                                      =====


*Exchanges are subject to the requirements of each fund and a front-end sales charge may apply.

+ Total Operating Expenses and Other Operating Expenses for the Class are based on estimated amounts for the first full fiscal year of the Class, after giving effect to the voluntary expense waiver. Beginning January 1, 1998, the Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of the Class do not exceed 0.95% through September 30, 1998. From the commencement of operations through December 31, 1997, commitments of waiver and payment by the Manager that were different from that currently in effect for the Fund were in place. See Management of the Fund. The expense information set forth above has been restated to reflect the current fees. If the voluntary expense waivers by the Manager were not in effect, it is estimated that for the first full year, the Total Operating Expenses, as a percentage of average daily net assets, would be 1.27%, reflecting management fees of 0.65%.

          For expense information about High-Yield Opportunities Fund A Class, High-Yield Opportunities Fund B Class and High-Yield Opportunities Fund C Class, see the separate prospectus relating to those classes.

          The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period. The Fund charges no redemption fees. The following example assumes the voluntary waiver of the management fee by the Manager as discussed in this Prospectus.


                            1 year                           3 years
                            ------                           -------
                            $10                              $30

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

          The purpose of the above tables is to assist the investor in understanding the various costs and expenses that an investor in the Class will bear directly or indirectly.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from the financial statements of High-Yield Opportunities Fund of Delaware Group Income Funds, Inc. and have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes, and the report of Ernst & Young LLP, all of which are incorporated by reference into Part B. Further information about the Fund's performance is contained in its Annual Report to shareholders. A copy of the Fund's Annual Report (including the report of Ernst & Young LLP) may be obtained from Income Funds, Inc. upon request at no charge.

--------------------------------------------------------------------------------

                                                        High-Yield
                                                      Opportunities
                                                           Fund
                                                   Institutional Class
                                                   -------------------
                                                         For the
                                                          period
                                                        1/2/97(1)
                                                         through
                                                         7/31/97
                                                   -------------------

Net Asset Value, Beginning of Period................      $5.5000

Income From Investment Operations
Net Investment Income(2)............................       0.2902
Net Gains on Securities
    (both realized and unrealized)..................       0.2990
                                                           ------
       Total From Investment Operations.............       0.5892
                                                           ------

Less Distributions
Dividends from Net Investment Income................      (0.1692)
Distributions from Capital Gains....................         none
                                                           ------
    Total Distributions.............................      (0.1692)
                                                           ------

Net Asset Value, End of Period......................      $5.9200
                                                          =======

------------


Total Return(3).....................................        10.81%


------------



Ratios/Supplemental Data
Net Assets, End of Period (000's omitted)...........     $3,330
Ratio of Expenses to Average Daily Net Assets              0.75%
Ratio of Expenses to Average Daily Net Assets
    Prior to Expense Limitation.....................       1.27%
Ratio of Net Investment Income to Average
    Daily Net Assets................................       8.53%
Ratio of Net Investment Income to Average Daily Net Assets
    Prior to Expense Limitation.....................       8.00%
Portfolio Turnover Rate.............................        270%

----------
(1) Date of initial public offering of Institutional Class; ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) The average shares outstanding method has been applied for per share information.
(3) Total return reflects the expense limitations referenced under Summary of Expenses in the Prospectus.

INVESTMENT OBJECTIVE AND POLICIES

       The objective of the Fund is to seek total return and, as a secondary objective, high current income. The Fund seeks to achieve its objective by investing primarily in corporate bonds rated BB or lower by S&P or Ba or lower by Moody's, or similarly rated by another nationally-recognized statistical rating organization or, if unrated (which may be more speculative in nature than rated bonds), judged to be of comparable quality by the Manager. See Appendix A
- Ratings for more rating information and Other Investment Policies and Risk Considerations for a description of the risks associated with investing in lower-rated fixed-income securities.

SUITABILITY
       The Fund may be suitable for the investor interested in total return. High current income is secondary objective. The Manager's primary focus in selecting securities for the Fund will be total return. Lower-yielding securities may be selected over higher-yield securities based on the Manager's view of the potential for returns offered by the securities being considered for the Fund.

       The net asset value per share of each Class may fluctuate in response to the condition of individual companies and general market and economic conditions and, as a result, the Fund is not appropriate for a short-term investor. The Fund cannot assure a specific rate of return or yield, or that principal will be protected. However, through the cautious selection and supervision of its portfolio, the Manager will strive to achieve the Fund's objective.

       The types of securities in which the Fund may invest are subject to price fluctuations particularly due to changes in interest rates and economic conditions. Investors should consider asset value fluctuation, as well as yield, in making an investment decision. While investments in unrated, lower-rated and certain restricted securities have the potential for greater price appreciation and higher yields, they are more speculative and increase the credit risk of the Fund's portfolio. Changes in the market value of portfolio securities will not affect interest income from such securities, but will be reflected in a Class' net asset value. Investors should be willing to accept the risks, including the risk of net asset value fluctuations, associated with investing in these types of securities. See Other Investment Policies and Risk Considerations for a complete discussion of the risk factors affecting the Fund's portfolio securities.

       Investors should not consider a purchase of Fund shares as equivalent to a complete investment program. The Delaware Group includes a family of funds, generally available through registered investment dealers, which may be used together to create a more complete investment program.

       Ownership of Fund shares can reduce the bookkeeping and administrative inconveniences that would be connected with direct purchases of the types of securities in which the Fund invests.

INVESTMENT STRATEGY
       The Fund will invest at least 65% of its assets at the time of purchase in corporate bonds that may be rated BB or lower by S&P or Ba or lower by Moody's, or similarly rated by another nationally-recognized statistical rating organization, or if unrated (which may be more speculative in nature than rated bonds), judged to be of comparable quality by the Manger. The Fund generally will not purchase corporate bonds which, at the time of purchase, are rated lower than CCC by S&P or Caa by Moody's. If a corporate bond held by the Fund drops below these levels, including a security that goes into default, the Fund will commence with an orderly sale of the security in a manner devised to minimize any adverse affect on the Fund. If a sale of the security is not practicable for any reason, the Fund will pursue other available measures reasonably anticipated by the Manager to facilitate repayment of the bond.

       The Fund may also invest in securities of, or guaranteed by, the U.S. and foreign governments, their agencies or instrumentalities and commercial paper of companies having, at the time of purchase, an issue of outstanding debt securities rated as described above or commercial paper rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody's or, if unrated, judged to be of comparable quality by the Manager.

       The Fund may acquire zero coupon bonds and, to a lesser extent, pay-in-kind (PIK) bonds. See Zero Coupon Bonds and Pay-In-Kind Bonds under Other Investment Policies and Risk Considerations. The Fund may also invest in other types of income-producing securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants and which may be speculative. See Convertible, Debt and Non-Traditional Equity Securities under Other Investment Policies and Risk Considerations.

       The Fund may purchase privately-placed debt and other securities the resale of which is restricted under applicable securities laws. Such securities may be less liquid than securities that are not subject to resale restrictions. The Fund will not purchase illiquid assets, if more than 15% of its net assets would consist of such illiquid securities. See Restricted/Illiquid Securities under Other Investment Policies and Risk Considerations.

       The Fund may invest up to 15% of its total assets in securities of issuers domiciled in foreign countries. See Foreign Investment Information under Other Investment Policies and Risk Considerations.

       The Fund may hold cash or invest in short-term debt securities and other money market instruments when, in the Manager's opinion, such holdings are prudent given then prevailing market conditions or pending investment in other types of securities. All these short-term investments will be of the highest quality as determined by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's) or, if unrated, judged to be of comparable quality as determined by the Manager. See Short-Term Investments under Other Investment Policies and Risk Considerations.

       The Manager does not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, the Manager may take advantage of short-term opportunities that are consistent with its investment objective.

                               *     *     *

       For a description of the Fund's other investment policies and for a further description of some of the policies described above, see Other Investment Policies and Risk Considerations.

       Although the Fund will constantly strive to attain its objective, there can be no assurance that is will be attained.

       The Fund's designation as an open-end investment company and as a diversified fund, may not be changed unless authorized by the vote of a majority of the Fund's outstanding voting securities. A "majority vote of the outstanding voting securities" is the vote by the holders of the lesser of a) 67% or more of the Fund's voting securities present in person or represented by proxy if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or b) more than 50% of the outstanding voting securities. Part B lists other more specific investment restrictions of the Fund which may not be changed without a majority shareholder vote.

       The investment policies of the Fund that are not identified above or in Part B as fundamental are not fundamental and may be changed by the Board of Directors of Income Funds, Inc. without a shareholder vote.

RISK FACTORS

Generally
       The Fund invests principally in fixed-income securities. The market values of fixed-income securities generally fall when interest rates rise and, conversely, rise when interest rates fall. Lower-rated and unrated fixed-income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated fixed-income securities, which react primarily to fluctuations in the general level of interest rates. These lower-rated or unrated securities generally have a greater potential for price appreciation and can offer higher yields, but, as a result of factors such as reduced creditworthiness of issuers, increased risk of default and a more limited and less liquid secondary market, are subject to greater volatility and risk of loss of income and principal than are higher-rated securities. The Manager will attempt to reduce such risk through portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets.

High-Yield Securities
       The Fund may invest primarily in bonds rated BB or lower by S&P or Ba or lower by Moody's, and in bonds of comparable quality. See Appendix A - Ratings in this Prospectus for more rating information. Investing in these so-called "junk" bonds or "high-yield" bonds entails certain risks, including the risk of loss of principal and default on interest payments which may be greater than the risks involved in investment grade securities, and which should be considered by investors contemplating an investment in the Fund. High-yield bonds are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the junk bonds. In addition to the considerations discussed elsewhere in this Prospectus, the risks of lower-rated bonds include the following:

       Youth and Volatility of the High-Yield Market. Although the market for high-yield bonds has been in existence for many years, including periods of economic downturns, the high-yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s. During the economic expansion, the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially during the economic expansion. Although experts disagree on the impact recessionary periods have had and will have on the high-yield market, some analysts believe a protracted economic downturn would severely disrupt the market for high-yield bonds, would adversely affect the value of outstanding bonds and would adversely affect the ability of high-yield issuers to repay principal and interest. Those analysts cite volatility experienced in the high-yield market in the past as evidence for their position. It is likely that protracted periods of economic uncertainty would result in increased volatility in the market prices of high-yield bonds, an increase in the number of high-yield bond defaults and corresponding volatility in the Fund's net asset value.

       Redemptions. If, as a result of volatility in the high-yield market or other factors, the Fund experiences substantial net redemptions of the Fund's shares for a sustained period of time, the Fund may be required to sell securities without regard to the investment merits of the securities to be sold. If the Fund sells a substantial number of securities to generate proceeds for redemptions, the asset base of the Fund will decrease and the Fund's expense ratios may increase.

       Liquidity and Valuation. The secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying bonds for regulatory, financial or other reasons, such as the savings and loan crisis. A less liquid secondary market may have an adverse effect on the Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. The Fund's privately placed high-yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

       See High-Yield, High Risk Securities under Other Investment Policies and Risk Considerations for further information about high-yield securities.

CLASSES OF SHARES

       The Distributor serves as the national distributor for the Fund. Shares of the Class may be purchased directly by contacting the Fund or its agent or through authorized investment dealers. All purchases of shares of the Class are at net asset value. There is no front-end or contingent deferred sales charge.

       Investment instructions given on behalf of participants in an employer-sponsored retirement plan are made in accordance with directions provided by the employer. Employees considering purchasing shares of the Class as part of their retirement program should contact their employer for details.

       Shares of the Class are available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager, or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, a division of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

High-Yield Opportunities Fund A Class, High-Yield Opportunities Fund B Class and High-Yield Opportunities Fund C Class
       In addition to offering High-Yield Opportunities Fund Institutional Class, the Fund also offers High-Yield Opportunities Fund A Class, High-Yield Opportunities Fund B Class and High-Yield Opportunities Fund C Class, which are described in a separate prospectus. Shares of High-Yield Opportunities Fund A Class, High-Yield Opportunities Fund B Class and High-Yield Opportunities Fund
C Class may be purchased through authorized investment dealers or directly by contacting the Fund or the Distributor. High-Yield Opportunities Fund A Class carries a front-end sales charge and, absent any applicable fee waiver, has annual 12b-1 expenses equal to a maximum of 0.30%. The maximum front-end sales charge as a percentage of the offering price is 4.75% and is reduced on certain transactions of $100,000 or more. High-Yield Opportunities Fund B Class and High-Yield Opportunities Fund C Class have no front-end sales charge but, absent any applicable fee waiver, are subject to annual 12b-1 expenses equal to a maximum of 1%. Shares of High-Yield Opportunities Fund B Class and High-Yield Opportunities Fund C Class and certain shares of High-Yield Opportunities Fund A Class may be subject to a contingent deferred sales charge upon redemption. To obtain a prospectus relating to such classes, contact the Distributor by writing to the address or by calling the phone numbers listed on the cover of this Prospectus.

HOW TO BUY SHARES

       The Fund makes it easy to invest by mail, by wire, by exchange and by arrangement with your investment dealer. In all instances, investors must qualify to purchase shares of the Class.

Investing Directly by Mail
1. Initial Purchases--An Investment Application, or in the case of a retirement account, an appropriate retirement plan application, must be completed, signed and sent with a check payable to High-Yield Opportunities Fund Institutional Class, to Delaware Group at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--Additional purchases may be made at any time by mailing a check payable to High-Yield Opportunities Fund Institutional Class. Your check should be identified with your name(s) and account number.

Investing Directly by Wire
       You may purchase shares by requesting your bank to transmit funds by wire to CoreStates Bank, N.A., ABA #031000011, account number 1412893401 (include your name(s) and your account number).

1. Initial Purchases--Before you invest, telephone the Fund's Client Services Department at 800-828-5052 to get an account number. If you do not call first, it may delay processing your investment. In addition, you must promptly send your Investment Application, or in the case of a retirement account, an appropriate retirement plan application, for High-Yield Opportunities Fund Institutional Class, to Delaware Group at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--You may make additional investments anytime by wiring funds to CoreStates Bank, N.A., as described above. You must advise your Client Services Representative by telephone at 800-828-5052 prior to sending your wire.

Investing by Exchange
       If you have an investment in another mutual fund in the Delaware Group and you qualify to purchase shares of the Class, you may write and authorize an exchange of part or all of your investment into the Fund. However, shares of High-Yield Opportunities Fund B Class and High-Yield Opportunities Fund C Class and Class B Shares and Class C Shares of the other funds in the Delaware Group offering such a class of shares may not be exchanged into the Class. If you wish to open an account by exchange, call your Client Services Representative at 800-828-5052 for more information. See Redemption and Exchange for more complete information concerning your exchange privileges.

Investing through Your Investment Dealer
       You can make a purchase of Fund shares through most investment dealers who, as part of the service they provide, must transmit orders promptly to the Fund. They may charge for this service.

Purchase Price and Effective Date
       The purchase price (net asset value) is determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

       The effective date of a purchase made through an investment dealer is the date the order is received by the Fund, its agent or designee. The effective date of a direct purchase is the day your wire, electronic transfer or check is received, unless it is received after the time the share price is determined, as noted above. Purchase orders received after such time will be effective the next business day.

The Conditions of Your Purchase
       The Fund reserves the right to reject any purchase order. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Group. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

       The Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under $250 as a result of redemptions.

REDEMPTION AND EXCHANGE

       Redemption and exchange requests made on behalf of participants in an employer-sponsored retirement plan are made in accordance with directions provided by the employer. Employees should therefore contact their employer for details.

       Your shares will be redeemed or exchanged based on the net asset value next determined after the Fund receives your request in good order. For example, redemption and exchange requests received in good order after the time the net asset value of shares is determined, as noted above, will be processed on the next business day. See Purchase Price and Effective Date under How to Buy Shares. Except as otherwise noted below, for a redemption request to be in "good order," you must provide your Class account number, account registration, and the total number of shares or dollar amount of the transaction. With regard to exchanges, you must also provide the name of the fund you want to receive the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Fund at 800-828-5052. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

       All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.

       The Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

       Shares of the Class may be exchanged into any other Delaware Group mutual fund, provided: (1) the investment satisfies the eligibility and other requirements set forth in the prospectus of the fund being acquired, including the payment of any applicable front-end sales charge; and (2) the shares of the fund being acquired are in a state where that fund is registered. If exchanges are made into other shares that are eligible for purchase only by those permitted to purchase shares of the Class, such exchange will be exchanged at net asset value. Shares of the Class may not be exchanged into Class B Shares or Class C Shares of the funds in the Delaware Group. The Fund may suspend, terminate or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

       Various redemption and exchange methods are outlined below. No fee is charged by the Fund or the Distributor for redeeming or exchanging your shares, although in the case of an exchange, a sales charge may apply. You may also have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.

       All authorizations given by shareholders, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by the Fund or its agent.

Written Redemption and Exchange
       You can write to the Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares or to request an exchange of any or all of your shares into another mutual fund in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above. The request must be signed by all owners of the account or your investment dealer of record.

       For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and may require a signature guarantee. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

        Payment is normally mailed the next business day after receipt of your redemption request. Certificates are issued for shares only if you submit a specific request. If your shares are in certificate form, the certificate must accompany your request and also be in good order.

      You also may submit your written request for redemption or exchange by facsimile transmission at the following number: 215-255-8864.

Telephone Redemption and Exchange
       To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

       The Telephone Redemption--Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

       Neither the Fund nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption-Check to Your Address of Record
       You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your record address. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request.

Telephone Redemption-Proceeds to Your Bank
       Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must submit a written authorization and you may need to have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call your Client Services Representative prior to the time the net asset value is determined, as noted above.

Telephone Exchange
       You or your investment dealer of record can exchange shares into any fund in the Delaware Group under the same registration. As with the written exchange service, telephone exchanges are subject to the same conditions and limitations as other exchanges noted above. Telephone exchanges may be subject to limitations as to amounts or frequency.

DIVIDENDS AND DISTRIBUTIONS

       The Fund declares a dividend to all shareholders of record at the time the offering price of shares is determined. See Purchase Price and Effective Date under How to Buy Shares. Thus, when redeeming shares, dividends continue to be credited up to and including the date of redemption.

       Purchases of Fund shares by wire begin earning dividends when converted into Federal Funds and available for investment, normally the next business day after receipt. However, if the Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying the Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.

       Each Class of the Fund will share proportionately in the investment income and expenses of the Fund, except that the Class will not incur distribution fees under the Rule 12b-1 Plans which, absent any applicable fee waiver, apply to High-Yield Opportunities Fund A Class, High-Yield Opportunities Fund B Class and High-Yield Opportunities Fund C Class.

       The Fund's dividends are expected to be declared daily and paid monthly. However, the Fund does not anticipate declaring or paying dividends during the first few months following the commencement of its operations. Distributions from net realized securities profits, if any, will be distributed twice a year. The first payment normally would be made during the first quarter of the next fiscal year. The second payment would be made near the end of the calendar year to comply with certain requirements of the Code. Both dividends and distributions are automatically reinvested in your account at net asset value.

TAXES

       The tax discussion set forth below is included for general information only. Investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Fund.

       The Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As such, the Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and by satisfying certain other requirements relating to the sources of its income and diversification of its assets.

       The Fund intends to distribute substantially all of its net investment income and net capital gains, if any. Dividends from net investment income or net short-term capital gains will be taxable to those investors who are subject to income taxes as ordinary income, even though received in additional shares. It is expected that only a nominal portion of the Fund's dividends will be eligible for the dividends-received deduction for corporations.

       Distributions paid by the Fund from long-term capital gains, received in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Fund management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in the Fund are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

       Although dividends generally will be treated as distributed when paid, dividends which are declared in October, November or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

       The sale of shares of the Fund is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between the Fund and any other fund in the Delaware Group. Any loss incurred on a sale or exchange of Fund shares that had been held for six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

       The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities.

       In addition to the federal taxes described above, shareholders may or may not be subject to various state and local taxes. For example, distributions of interest income and capital gains realized from certain types of U.S. government securities may be exempt from state personal income taxes. Because investors' state and local taxes may be different than the federal taxes described above, investors should consult their own tax advisers.

       Each year, Income Funds, Inc. will mail to you information on the tax status of the Fund's dividends and distributions. Shareholders will also receive each year information as to the portion of dividend income, if any, that is derived from U.S. government securities that are exempt from state income tax. Of course, shareholders who are not subject to tax on their income would not be required to pay tax on amounts distributed to them by the Fund.

       Income Funds, Inc. is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Investment Application your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

       See Taxes in Part B for additional information on tax matters relating to the Fund and its shareholders.

CALCULATION OF NET ASSET VALUE PER SHARE

       The purchase and redemption price of Class shares is the net asset value ("NAV") per share of the Class shares next computed after the order is received. The NAV is computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

       The net asset value ("NAV") per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Debt securities are priced on the basis of valuations provided by an independent pricing service using methods approved by Income Fund, Inc.'s Board of Directors. Equity securities for which market quotations are available are priced at market value. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by Income Funds, Inc.'s Board of Directors.

       The net asset values of all outstanding shares of each class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in the Fund represented by the value of shares of such classes, except that the Class will not incur any of the expenses under the Income Funds, Inc.'s 12b-1 Plans and the High-Yield Opportunities Fund A, B and C Classes alone will bear the 12b-1 Plan fees payable under their respective Plans.

MANAGEMENT OF THE FUND

Directors
       The business and affairs of Income Funds, Inc. are managed under the direction of its Board of Directors. Part B contains additional information regarding Income Funds, Inc.'s directors and officers.

Investment Manager
       The Manager furnishes investment management services to the Fund.

       The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On July 31, 1997, the Manager and its affiliates within the Delaware Group, including Delaware International Advisers Ltd., were managing in the aggregate more than $39 billion in assets in the various institutional or separately managed (approximately $23,844,101,000) and investment company (approximately $15,869,009,000) accounts. The directors of Income Funds, Inc. annually review the fees paid to the Manager.

       The Manager is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

       The Manager manages the Fund's portfolio and makes investment decisions for the Fund which are implemented by the Fund's Trading Department. The Manager also administers Income Funds, Inc.'s affairs and pays the salaries of all the directors, officers and employees of Income Funds, Inc. who are affiliated with the Manager. For these services, the Manager is paid an annual fee equal to 0.65% on the first $500 million of average daily net assets, 0.625% on the next $500 million and 0.60% on the average daily net assets in excess of $1 billion. Investment management fees incurred by the Fund for the period January 2, 1997 (date of initial public offering) through July 31, 1997 were 0.65% (annualized) and 0.13% (annualized) was paid as a result of the voluntary waiver of fees by the Manager as described below.

       The Manager elected voluntarily to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of the Class did not exceed 0.75%, from the commencement of the public offering of the Classes through December 31, 1997. Beginning January 1, 1998, the Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain of the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses of the Fund do not exceed 0.95%. This waiver and expense limitation will extend through September 30, 1998.

       Paul A. Matlack and Gerald T. Nichols have primary responsibility for making day-to-day investment decisions for the Fund. Mr. Matlack, a Vice President/Senior Portfolio Manager of Income Funds, Inc., has been a member of the Fund's management team since its inception. Mr. Matlack is a CFA charterholder and a graduate of the University of Pennsylvania with an MBA in Finance from George Washington University. He began his career at Mellon Bank as a credit specialist, and later served as a corporate loan officer for Mellon Bank and then Provident National Bank. Mr. Nichols, a Vice President/Senior Portfolio Manager of Income Funds, Inc., has been a member of the Fund's management team since its inception. Mr. Nichols is a graduate of the University of Kansas, where he received a BS in Business Administration and an MS in Finance. Prior to joining the Manager, he was a high yield credit analyst at Waddell & Reed, Inc. and subsequently the investment officer for a private merchant banking firm. He is a CFA charterholder.

      Mr. Matlack and Mr. Nichols will from time to time consult with Paul E. Suckow, Executive Vice President/Chief Investment Officer, Fixed Income of Income Funds, Inc. He is a CFA charterholder and a graduate of Bradley University with an MBA from Western Illinois University. Mr. Suckow was a fixed-income portfolio manager at the Delaware Group from 1981 to 1985. He returned to the Delaware Group in 1993 after eight years with Oppenheimer Management Corporation where he served as Executive Vice President and Director of Fixed Income.

Portfolio Trading Practices
       The Fund normally will not invest for short-term trading purposes. However, the Fund may sell securities without regard to the length of time they have been held. The degree of portfolio activity will affect brokerage costs of the Fund and may affect taxes payable by the Fund's shareholders. Given the Fund's investment objective and current market conditions, its annual portfolio turnover rate is expected to exceed 100%. A turnover rate of 100% occurs, for example, when all the investments in the Fund's portfolio at the beginning of the year were replaced by the end of the year. During the period January 2, 1997 (date of initial public offering) through July 31, 1997, the Fund's portfolio turnover rate was 270% (annualized).

       The Fund uses its best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or to their advisory clients. These services may be used by the Manager in servicing any of its accounts. Subject to best price and execution, the Fund may consider a broker/dealer's sales of shares of funds in the Delaware Group of funds in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain expenses of such funds, such as custodian fees.

Performance Information
       From time to time, the Fund may quote yield or total return performance of the Class in advertising and other types of literature.

       The current yield for the Class will be calculated by dividing the annualized net investment income earned by the Class during a recent 30-day period by the net asset value per share on the last day of the period. The yield formula provides for semi-annual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

       Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions. Each presentation will include the average annual total return for one-, five- and ten-year (or life-of-fund, if applicable) periods. The Fund may also advertise aggregate and average total return information concerning the Class over additional periods of time.

       Yield and net asset value fluctuate and are not guaranteed. Past performance is not considered a guarantee of future results.

Statements and Confirmations
       You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of dividends. You should examine statements and confirmations immediately and promptly report any discrepancy by calling your Client Services Representative.

Financial Information about the Fund
       Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about the Fund's investments and performance. The Fund's fiscal year ends on July 31.

Distribution and Service
      The Distributor, Delaware Distributors, L.P., serves as the national distributor for the Fund's shares under a separate Distribution Agreement with Income Funds, Inc. dated as of December 27, 1996. The Distributor bears all of the costs of promotion and distribution.

       The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for Income Funds, Inc. under an amended and restated agreement dated as of December 27, 1996. The Transfer Agent also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement. Certain recordkeeping services and other shareholder services that otherwise would be performed by the Transfer Agent may be performed by certain other entities and the Transfer Agent may elect to enter into an agreement to pay such other entities for their services. In addition, participant account maintenance fees may be assessed for certain recordkeeping provided as part of retirement plan and administration service packages. These fees are based on the number of participants in the plan and the various services selected. Fees will be quoted upon request and are subject to change.

      The directors of Income Funds, Inc. annually review fees paid to the Distributor and the Transfer Agent. The Distributor and the Transfer Agent are also indirect, wholly owned subsidiaries of DMH.

Expenses
       The Fund is responsible for all of its own expenses other than those borne by the Manager under the Investment Management Agreement and those borne by the Distributor under the Distribution Agreement. The ratio of operating expenses to average daily net assets for the Class is expected to equal 0.95% on an annual basis. The ratio reflects the voluntary waiver and payment of fees by the Manager.

Shares
      Income Funds, Inc. is an open-end management investment company. The Fund's portfolio of assets is diversified as defined by the 1940 Act. Commonly known as a mutual fund, Income Funds, Inc. was organized as a Maryland corporation on March 4, 1983. Income Funds, Inc. was previously organized as a Delaware corporation in 1970. In addition to the Fund, Income Funds, Inc. presently offers two other series of shares, the Delchester Fund series and the Strategic Income Fund series.

       Fund shares have a par value of $1.00, equal voting rights, except as noted below, and are equal in all other respects.

       Income Funds, Inc.'s shares have noncumulative voting rights which means that the holders of more than 50% of Income Funds, Inc.'s shares voting for the election of directors can elect 100% of the directors if they choose to do so. Under Maryland law, Income Funds, Inc. is not required, and does not intend, to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act. Shareholders of 10% or more of Income Funds, Inc.'s outstanding shares may request that a special meeting be called to consider the removal of a director.

       In addition to the Class, the Fund also offers High-Yield Opportunities Fund A Class, High-Yield Opportunities Fund B Class and High-Yield Opportunities Fund C Class which represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the Class, except that shares of the Class are not subject to, and may not vote on matters affecting, the Distribution Plans under Rule 12b-1 relating to High-Yield Opportunities Fund A Class, High-Yield Opportunities Fund B Class and High-Yield Opportunities Fund C Class.

       Lincoln National Corporation Employees' Retirement Trust (the "Trust") made an initial investment in the Fund, and as of July 31, 1997, the Trust held 99% of the outstanding shares of the Class. Subject to certain limited exceptions, there are no limitations on the Trust's ability to redeem its shares of the Fund and it may elect to do so at any time.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

High-Yield, High Risk Securities
       The Fund invests primarily in securities rated BB or lower by S&P or Ba or lower by Moody's, or similarly rated by another nationally-recognized statistical rating organization or, if unrated (which may be more speculative in nature than rated bonds), judged to be of comparable quality by the Manager. See Appendix A-- Ratings in this Prospectus for more rating information. The discussion in this section supplements the description of the risks of high-yield securities found earlier in this Prospectus in Investment Objective and Policies and investors should refer to those sections for a further discussion of the risks of high-yield bonds.

       Fixed-income securities of this type are considered to be of poor standing and predominantly speculative. Such securities are subject to a substantial degree of credit risk. In the past, the high-yields from these bonds have more than compensated for their higher default rates. There can be no assurance, however, that yields will continue to offset default rates on these bonds in the future. The Manager intends to maintain an adequately diversified portfolio of these bonds. While diversification can help to reduce the effect of an individual default on the Fund, there can be no assurance that diversification will protect the Fund from widespread bond defaults brought about by a sustained economic downturn.

      Medium and low-grade bonds held by the Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, these bonds are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

       The economy and interest rates may affect these high-yield, high risk securities differently from other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect the Fund's net asset value per share.

Zero Coupon Bonds and Pay-In-Kind Bonds
       The Fund may purchase zero-coupon bonds and pay-in-kind ("PIK") bonds. A zero-coupon bond has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that the reinvestment risk of the income received during the life of the bond is eliminated. However, zero-coupon bonds, like other bonds, retain interest rate and credit risk and usually display more price volatility than securities that pay a cash coupon. Since there are no periodic interest payments made to the holder of a zero-coupon bond, when interest rates rise, the value of such a security will fall more dramatically than a bond paying out interest on a current basis. When interest rates fall, however, zero-coupon bonds rise more rapidly in value because the bonds have locked in a specific rate of return which becomes more attractive the further interest rates fall.

       PIK bonds are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect to the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash-pay securities. PIK bonds may provide an attractive yield on the Fund's investment even when the interest paid is in the form of additional securities of the issuer instead of cash.

       Zero coupon bonds and PIK bonds are generally considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to the Fund. For example, with zero coupon bonds, the Fund accrues, and is required to distribute to shareholders, income on such bonds, However, the Fund may not receive the cash associated with this income until the bonds are sold or mature. If the Fund did not have sufficient cash to make the required distribution of accrued income, the Fund could be required to sell other securities in its portfolio or to borrow to generate the cash required.

Foreign Investment Information
       The Fund may invest up to 15% of its total assets in securities of foreign issuers, including Yankee Bonds. Investments in obligations of foreign issuers involve somewhat different investment risks than those affecting obligations of United States issuers. There is limited publicly available information with respect to foreign issuers, and foreign issuers are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. There is also less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States and it is more difficult to enforce legal rights outside of the U.S. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Settlement practices of certain foreign countries may include delays and may otherwise differ from those customary in U.S. markets. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. It is also expected that the expenses for custodial arrangements of the Fund's foreign securities will be somewhat greater than the expenses for the custodial arrangements for U.S. securities of equal value. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income the Fund receives from the companies comprising the Fund's investments. See Taxes. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign government restrictions such as exchange controls. Also, because stocks of foreign companies are normally denominated in foreign currencies, the Fund may be affected favorably or unfavorably by changes in currency rates and exchange control regulations, and may incur costs in connection with conversions between various currencies.

       The risks noted above often are heightened for investments in emerging or developing countries. Compared to the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging or developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the type of companies in which foreigners may invest. Additional restrictions may be imposed at any time by these or other countries in which the Fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. Although these restrictions may in the future make it undesirable to invest in emerging or developing countries, the Manager does not believe that any current repatriation restrictions would affect the Fund's decision to invest in such countries.

U.S. Government Securities
      U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, Tennessee Valley Authority and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

       An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks and the Federal National Mortgage Association.

Short-Term Investments
       The short-term investments in which the Fund may invest are:

       (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a U.S. commercial bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by the Fund, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of the Fund. Certificates of deposit are negotiable short-term obligations issued by commercial banks against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

       The Fund will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion or, in the case of a bank which does not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) it is a member of the Federal Deposit Insurance Corporation, and (iii) the bank or its securities have received the highest quality rating by a nationally-recognized statistical rating organization;

       (2) Commercial paper with the highest quality rating by a nationally-recognized statistical rating organization (e.g., A-1 by S&P or Prime-1 by Moody's) or, if not so rated, of comparable quality as determined by the Manager;

       (3) Short-term corporate obligations with the highest quality rating by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's) or, if not so rated, of comparable quality as determined by the Manager;

       (4) U.S. government securities (see U.S. Government Securities); and

       (5) Repurchase agreements collateralized by securities listed above.

Repurchase Agreements
       In order to invest its short-term cash reserves or when in a temporary defensive posture, the Fund may enter into repurchase agreements with banks or broker/dealers deemed to be creditworthy by the Manager, under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Generally, repurchase agreements are of short duration, often less than one week but on occasion for longer periods. Not more than 15% of the Fund's assets may be invested in repurchase agreements of over seven days' maturity or other illiquid assets. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss of the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which the Manager under guidelines of the Board of Directors determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 100% of the repurchase price, including the portion representing the Fund's yield under such agreements, which is monitored on a daily basis.

Restricted/Illiquid Securities
       The Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the 1933 Act. Rule 144A exempts many privately placed and legally restricted securities from the registration requirements of the 1933 Act and permits such securities to be freely traded among certain institutional buyers such as the Fund.

       The Fund may invest no more than 15% of the value of its net assets in illiquid securities. Illiquid securities, for purposes of this policy, include repurchase agreements maturing in more than seven days.

       While maintaining oversight, the Board of Directors has delegated to the Manager the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of the Fund's 15% limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

       If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the Fund 15% limit on investment in such securities, the Manager will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation.

Unseasoned Companies
       The Fund may invest in relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies in which the Fund may invest may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Small companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing or favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due these and other factors, small companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be volatile and are therefore speculative.

Borrowing from Banks
       The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund will not borrow money in excess of one-third of the value of its net assets. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays or holidays, or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations), reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets, or issue senior securities as defined in the 1940 Act, except for notes to banks. Investment securities will not be purchased while the Fund has an outstanding borrowing.

APPENDIX A--RATINGS

The Fund's assets may be invested in corporate bonds that may be rated BB or lower by S&P or Ba or lower by Moody's, or similarly rated by another nationally-recognized statistical rating organization or that may be unrated. These credit ratings evaluate only the safety of principal and interest and do not consider the market value risk associated with high-yield securities.

       The table set forth below shows the percentage of the Fund's securities included in each of the specified rating categories and shows the percentage of the Fund's assets held in U.S. government securities. Certain securities may not be rated because the rating agencies were either not asked to provide ratings (e.g., many issuers of privately placed bonds do not seek ratings) or because the rating agencies declined to provide a rating for some reason, such as insufficient data. The table below shows the percentage of the Fund's securities which are not rated. The information contained in the table was prepared based on a dollar weighted average of the Fund's portfolio composition based on month end data for the period January 2, 1997 (date of initial public offering) through July 31, 1997. The paragraphs following the table contain excerpts from Moody's and S&P's rating descriptions.

                                                  Average Weighted
Rating Moody's and/or S&P                         Percentage of Portfolio
-------------------------                         -----------------------

United States Treasury Obligations                    3.13%
Aaa/AAA                                                N/A
Aa/AA                                                  N/A
A/A                                                    N/A
Baa/BBB                                                N/A
Ba/BB                                                15.18%
B/B                                                   79.61%
Caa/CCC                                                N/A
Not Rated/Other                                        2.08%

General Rating Information

Bonds
         Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

Commercial Paper
         Excerpts from Moody's description of its two highest commercial paper ratings: P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

         Excerpts from S&P's description of its two highest commercial paper ratings: A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

HIGH-YIELD OPPORTUNITIES FUND                                         PROSPECTUS
A CLASS SHARES                                                SEPTEMBER 29, 1997
B CLASS SHARES                                      (as revised January 1, 1997)
C CLASS SHARES

         ---------------------------------------------------------------

                   1818 Market Street, Philadelphia, PA 19103

                         For Prospectus and Performance:
                             Nationwide 800-523-4640

                        Information on Existing Accounts:
                               (SHAREHOLDERS ONLY)
                             Nationwide 800-523-1918

                                Dealer Services:
                              (BROKER/DEALERS ONLY)
                             Nationwide 800-362-7500

                   Representatives of Financial Institutions:
                             Nationwide 800-659-2265


         This Prospectus describes shares of High-Yield Opportunities Fund series (the "Fund") of Delaware Group Income Funds, Inc. ("Income Funds, Inc."), a professionally-managed mutual fund of the series type. The Fund's objective is to seek to provide investors with total return and, as a secondary objective, high current income.

         The Fund invests up to 100% of its assets in lower rated fixed-income securities, commonly known as "junk bonds," which involve greater risks, including default risks, than higher rated fixed-income securities. Purchasers should carefully assess these risks before investing in the Fund. See Investment Objective and Policies, Risk Factors, and Appendix C--Ratings.

         The Fund offers High-Yield Opportunities Fund A Class ("Class A Shares"), High-Yield Opportunities Fund B Class ("Class B Shares") and High-Yield Opportunities Fund C Class ("Class C Shares") (individually, a "Class" and collectively, the "Classes").

         This Prospectus relates only to the classes listed above and sets forth information that you should read and consider before you invest. Please retain it for future reference. The Fund's Statement of Additional Information ("Part B" of Income Funds, Inc.'s registration statement) dated September 29, 1997, as it may be amended from time to time, contains additional information about the Fund and has been filed with the Securities and Exchange Commission. Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling the above numbers. The Fund's financial statements appear in its Annual Report, which will accompany any requests for Part B.

         The Fund also offers High-Yield Opportunities Fund Institutional Class, which is available for purchase only by certain investors. A prospectus for High-Yield Opportunities Fund Institutional Class can be obtained by writing to Delaware Distributors, L.P. at the above address or by calling the above number.

TABLE OF CONTENTS

Cover Page                                             1
Synopsis                                               3
Summary of Expenses                                    5
Financial Highlights                                   7
Investment Objective and Policies                      9
       Suitability                                     9
       Investment Strategy                             9
Risk Factors                                          11
       Youth and Volatility of the
            High-Yield Market                         11
       Redemptions                                    11
       Liquidity and Valuation                        11
The Delaware Difference                               12
       Plans and Services                             12
Retirement Planning                                   14
Classes of Shares                                     16
How to Buy Shares                                     24
Redemption and Exchange                               28
Dividends and Distributions                           32
Taxes                                                 33
Calculation of Offering Price and
       Net Asset Value Per Share                      34
Management of the Fund                                35
Other Investment Policies and
       Risk Considerations                            38
Appendix A--Investment Illustrations                  44
Appendix B--Classes Offered                           45
Appendix C--Ratings                                   47


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SHARES OF THE FUND ARE NOT BANK OR CREDIT UNION DEPOSITS.

SYNOPSIS

Investment Objective
       The investment objective of the Fund is to seek to provide investors with total return and, as a secondary objective, high current income. The Fund seeks to achieve its objective by investing principally in corporate bonds rated BB or lower by Standard & Poor's Ratings Group ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's"), or similarly rated by another nationally-recognized statistical rating organization, or, if unrated (which may be more speculative in nature than rated bonds), judged to be of comparable quality by the Manager (as defined below). The Fund may also invest in U.S. and foreign government securities and commercial paper. For further details, see Investment Objective and Policies, Risk Factors and Other Investment Policies and Risk Considerations.

Risk Factors
       The Fund invests primarily in high-yield securities ("junk bonds") and greater risks may be involved with an investment in the Fund than an investment in a mutual fund comprised primarily of investment grade bonds.
See Risk Factors.

Investment Manager, Distributor and Service Agent
       Delaware Management Company, Inc. (the "Manager") furnishes investment management services to the Fund, subject to the supervision and direction of Income Funds, Inc.'s Board of Directors. The Manager also provides investment management services to certain of the other funds in the Delaware Group. Delaware Distributors, L.P. (the "Distributor") is the national distributor for the Fund and for all of the other mutual funds in the Delaware Group. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing, accounting services and transfer agent for the Fund and for all of the other mutual funds in the Delaware Group. See Summary of Expenses and Management of the Fund for further information regarding the Manager and the fees payable under the Fund's Investment Management Agreement.

Sales Charges
       The price of Class A Shares includes a maximum front-end sales charge of 4.75% of the offering price, which, based on the net asset value per share of Class A Shares as of the end of Income Funds, Inc.'s most recent fiscal year is equivalent to 5.07% of the amount invested. The front-end sales charge is reduced on certain transactions of at least $100,000 but under $1,000,000. For purchases of $1,000,000 or more. the front-end sales charge is eliminated (subject to a CDSC of 1% if shares are redeemed within 12 months of purchase if in connection with such purchase a dealer commission was paid). Class A Shares are subject to annual 12b-1 Plan expenses for the life of the investment.

       The price of Class B Shares is equal to the net asset value per share. Class B Shares are subject to a contingent deferred sales charge ("CDSC") of:
(i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are subject to annual 12b-1 Plan expenses for approximately eight years after purchase. See Deferred Sales Charge Alternative - Class B Shares and Automatic Conversion of Class B Shares under Classes of Shares.

       The price of Class C Shares is equal to the net asset value per share. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months of purchase. Class C Shares are subject to annual 12b-1

Plan expenses for the life of the investment. See Classes of Shares and Distribution (12b-1) and Service under Management of the Fund.

Purchase Amounts
       Generally, the minimum initial investment in any Class is $1,000. Subsequent investments generally must be at least $100.

       Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations for Class B Shares and Class C Shares by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B and Class C Shares and generally are not subject to a CDSC. The minimum and maximum purchase amounts for retirement plans may vary. See How to Buy Shares.

Redemption and Exchange
       Class A Shares of the Fund may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. Neither the Fund nor the Distributor assesses a charge for redemptions or exchanges of Class A Shares, except for certain redemptions of shares purchased at net asset value, which may be subject to a CDSC if a dealer's commission was paid in connection with such purchases. See Front-End Sales Charge Alternative - Class A Shares under Classes of Shares.

       Class B Shares and Class C Shares may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request subject, in the case of redemptions, to any applicable CDSC. Neither the Fund nor the Distributor assesses any charges other than the CDSC for redemptions or exchanges of Class B or Class C Shares. There are certain limitations on an investor's ability to exchange shares between the various classes of shares that are offered. See Redemption and Exchange.

Open-End Investment Company
       Income Funds, Inc. is an open-end management investment company. The Fund's portfolio of assets is diversified as defined by the Investment Company Act of 1940 (the "1940 Act"). Income Funds, Inc. was first organized as a Delaware corporation in 1970 and was subsequently organized as a Maryland corporation on March 4, 1983. See Shares under Management of the Fund.

SUMMARY OF EXPENSES

       A general comparison of the sales arrangements and other expenses applicable to Class A, Class B and Class C Shares follows:

                                        Class A     Class B     Class C
     Shareholder Transaction Expenses   Shares      Shares      Shares
------------------------------------------------------------------------

Maximum Sales Charge Imposed
   on Purchases (as a percentage
   of offering price)...............    4.75%        None        None

Maximum Sales Charge Imposed on
   Reinvested Dividends (as a
   percentage of offering price)....    None         None        None

Maximum Contingent Deferred Sales
   Charge (as a percentage of
   original purchase price or
   redemption proceeds,
   as applicable) ..................    None*        4.00%*      1.00%*

Redemption Fees.....................    None**       None**      None**


     Annual Operating Expenses
     (as a percentage of                Class A     Class B     Class C
     average daily net assets)          Shares      Shares      Shares
------------------------------------------------------------------------

Management Fees
     (after voluntary waivers)......    0.33%++      0.33%++     0.33%++

12b-1 Plan Expenses
   (including service fees)
   (after voluntary waivers)........    0.30%+       1.00%+      1.00%+

Other Operating Expenses............    0.62%++      0.62%++     0.62%++
                                        -----        -----       -----
     Total Operating Expenses
     (after voluntary waivers)......    1.25%++      1.95%++     1.95%++
                                        =====        =====       =====

* Class A purchases of $1 million or more may be made at net asset value. Additional Class A purchase options involving the imposition of a CDSC may be permitted as described in the Prospectus from time to time. However, if in connection with any such purchase a dealer commission is paid to the financial adviser through whom such purchase is effected, a CDSC of 1% will be imposed on certain redemptions within 12 months of purchase ("Limited CDSC"). Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class C Shares are subject to a CDSC of 1% if the shares are redeemed within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange; Deferred Sales Charge Alternative - Class B Shares and Level Sales Charge Alternative - Class C Shares under Classes of Shares.

** CoreStates Bank, N.A. currently charges $7.50 per redemption for redemptions payable by wire.

+ Class A Shares, Class B Shares and Class C Shares are subject to separate 12b-1 Plans. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. (the "NASD"). See Distribution (12b-1) and Service under Management of the Fund. From the commencement of operations through February 16, 1998, the Distributor has waived its right to receive 12b-1 fees. Beginning February 17, 1998, the Fund will commence paying 12b-1 fees and the expense information set forth in this section has been restated to reflect these fees.

++ Total Operating Expenses and Other Operating Expenses for Class A Shares, Class B Shares and Class C Shares are based on estimated amounts for the first full fiscal year of the Classes, after giving effect to the voluntary expense waiver. Beginning January 1, 1998, the Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund, excluding each such Class' 12b-1 fees, do not exceed 0.95% through September 30, 1998. From the commencement of operations through December 31, 1997, commitments of waiver and payment by the Manager that were different from that currently in effect for the Fund were in place. See Management of the Fund. The expense information set forth above has been restated to reflect the current fees. If the voluntary expense waivers by the Manager were not in effect, it is estimated that for the first full year, the Total Operating Expenses, as a percentage of average daily net assets, would be 1.57%, 2.27% and 2.27%, respectively, for Class A Shares, Class B Shares and Class C Shares, reflecting management fees of 0.65%.

     Investors utilizing the Delaware Group Asset Planner asset allocation service also typically incur an annual maintenance fee of $35 per Strategy. However, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an Individual Retirement Account ("IRA") will pay an annual IRA fee of $15 per Social Security number. See Delaware Group Asset Planner in Part B.

     For expense information about High-Yield Opportunities Fund Institutional Class of shares, see the separate prospectus relating to that class.

     The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return, (2) redemption and no redemption at the end of each time period and
(3) for Class B Shares and Class C Shares, payment of a CDSC at the time of redemption, if applicable. The following example assumes the voluntary waiver of the management fee by the Manager and of the 12b-1 Plan fees by the Distributor as discussed in this Prospectus.

                                 Assuming Redemption      Assuming No Redemption
                                 1 year      3 years      1 year         3 years
                                 ------      -------      ------         -------
Class A Shares                   $60(1)        $85         $60             $85

Class B Shares(2)                $60           $91         $20             $61

Class C Shares                   $30           $61         $20             $61


(1) Generally, no redemption charge is assessed upon redemption of Class A Shares. Under certain circumstances, however, a Limited CDSC, or other CDSC, which has not been reflected in this calculation, may be imposed on certain redemptions within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

(2) At the end of approximately eight years after purchase, Class B Shares will be automatically converted into Class A Shares. The example above does not assume conversion of Class B Shares since it reflects figures only for one and three years. See Automatic Conversion of Class B Shares under Classes of Shares for a description of the automatic conversion feature.

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

     The purpose of the above tables is to assist the investor in understanding the various costs and expenses that an investor in each Class will bear directly or indirectly.


--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

The following financial highlights are derived from the financial statements of High-Yield Opportunities Fund of Delaware Group Income Funds, Inc. and have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes, and the report of Ernst & Young LLP, all of which are incorporated by reference into Part B. Further information about the Fund's performance is contained in its Annual Report to shareholders. A copy of the Fund's Annual Report (including the report of Ernst & Young LLP) may be obtained from Income Funds, Inc. upon request at no charge.

--------------------------------------------------------------------------------

                                                      High-Yield
                                                     Opportunities
                                                     Fund A Class
                                                    --------------
                                                    For the period
                                                       1/2/97(1)
                                                        through
                                                        7/31/97
                                                    --------------

Net Asset Value, Beginning of Period................   $5.5000

Income From Investment Operations
---------------------------------
Net Investment Income(2)............................    0.2902
Net Gains (Losses) on Securities
    (both realized and unrealized)..................    0.2990
                                                        ------
       Total From Investment Operations.............    0.5892
                                                        ------

Less Distributions
------------------
Dividends from Net Investment Income................   (0.1692)
Distributions from Capital Gains ...................      none
                                                        ------
       Total Distributions..........................   (0.1692)
                                                        ------
Net Asset Value, End of Period......................   $5.9200
                                                       =======



Total Return(3)(4)..................................    10.81%
------------------



Ratios/Supplemental Data
------------------------
Net Assets, End of Period (000's omitted)...........    $5,990
Ratio of Expenses to Average Daily Net Assets.......     0.75%
Ratio of Expenses to Average Daily Net Assets
    Prior to Expense Limitation.....................     1.57%
Ratio of Net Investment Income to Average
    Daily Net Assets................................     8.53%
Ratio of Net Investment Income to Average
    Daily Net Assets Prior to Expense Limitation....     7.70%
Portfolio Turnover Rate.............................      270%

---------------
(1) Date of initial public offering of Class A Shares was January 2, 1997; ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) The average shares outstanding method has been applied for per share information.
(3) Does not reflect maximum sales charge of 4.75% for Class A Shares.
(4) Total return reflects the expense limitations and waivers of 12b-1 Plan fees referenced under Summary of Expenses in the Prospectus.

INVESTMENT OBJECTIVE AND POLICIES

       The objective of the Fund is to seek total return and, as a secondary objective, high current income. The Fund seeks to achieve its objective by investing primarily in corporate bonds rated BB or lower by S&P or Ba or lower by Moody's, or similarly rated by another nationally-recognized statistical rating organization or, if unrated (which may be more speculative in nature than rated bonds), judged to be of comparable quality by the Manager. See Appendix C
- Ratings for more rating information and Risk Factors and Other Investment Policies and Risk Considerations for a description of the risks associated with investing in lower-rated fixed-income securities.

SUITABILITY
       The Fund may be suitable for the investor interested in total return. High current income is secondary objective. The Manager's primary focus in selecting securities for the Fund will be total return. Lower-yielding securities may be selected over higher-yield securities based on the Manager's view of the potential for returns offered by the securities being considered for the Fund.

       The net asset value per share of each Class may fluctuate in response to the condition of individual companies and general market and economic conditions and, as a result, the Fund is not appropriate for a short-term investor. The Fund cannot assure a specific rate of return or yield, or that principal will be protected. However, through the cautious selection and supervision of its portfolio, the Manager will strive to achieve the Fund's objective.

       The types of securities in which the Fund may invest are subject to price fluctuations particularly due to changes in interest rates and economic conditions. Investors should consider asset value fluctuation, as well as yield, in making an investment decision. While investments in unrated, lower-rated and certain restricted securities have the potential for greater price appreciation and higher yields, they are more speculative and increase the credit risk of the Fund's portfolio. Changes in the market value of portfolio securities will not affect interest income from such securities, but will be reflected in a Class' net asset value. Investors should be willing to accept the risks, including the risk of net asset value fluctuations, associated with investing in these types of securities. See Risk Factors and Other Investment Policies and Risk Considerations for a complete discussion of the risk factors affecting the Fund's portfolio securities.

       Investors should not consider a purchase of Fund shares as equivalent to a complete investment program. The Delaware Group includes a family of funds, generally available through registered investment dealers, which may be used together to create a more complete investment program.

       Ownership of Fund shares can reduce the bookkeeping and administrative inconveniences that would be connected with direct purchases of the types of securities in which the Fund invests.

INVESTMENT STRATEGY
       The Fund will invest at least 65% of its assets at the time of purchase in corporate bonds that may be rated BB or lower by S&P or Ba or lower by Moody's, or similarly rated by another nationally-recognized statistical rating organization, or if unrated (which may be more speculative in nature than rated bonds), judged to be of comparable quality by the Manger. The Fund generally will not purchase corporate bonds which, at the time of purchase, are rated lower than CCC by S&P or Caa by Moody's. If a corporate bond held by the Fund drops below these levels, including a security that goes into default, the Fund will commence with an orderly sale of the security in a manner devised to minimize any adverse affect on the Fund. If a sale of the security is not practicable for any reason, the Fund will pursue other available measures reasonably anticipated by the Manager to facilitate repayment of the bond.

       The Fund may also invest in securities of, or guaranteed by, the U.S. and foreign governments, their agencies or instrumentalities and commercial paper of companies having, at the time of purchase, an issue of outstanding debt securities rated as described above or commercial paper rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody's or, if unrated, judged to be of comparable quality by the Manager.

       The Fund may acquire zero coupon bonds and, to a lesser extent, pay-in-kind (PIK) bonds. See Zero Coupon Bonds and Pay-In-Kind Bonds under Other Investment Policies and Risk Considerations. The Fund may also invest in other types of income-producing securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants and which may be speculative. See Convertible, Debt and Non-Traditional Equity Securities under Other Investment Policies and Risk Considerations.

       The Fund may purchase privately-placed debt and other securities the resale of which is restricted under applicable securities laws. Such securities may be less liquid than securities that are not subject to resale restrictions. The Fund will not purchase illiquid assets, if more than 15% of its net assets would consist of such illiquid securities. See Restricted/Illiquid Securities under Other Investment Policies and Risk Considerations.

       The Fund may invest up to 15% of its total assets in securities of issuers domiciled in foreign countries. See Foreign Investment Information under Other Investment Policies and Risk Considerations.

       The Fund may hold cash or invest in short-term debt securities and other money market instruments when, in the Manager's opinion, such holdings are prudent given then prevailing market conditions or pending investment in other types of securities. All these short-term investments will be of the highest quality as determined by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's) or, if unrated, judged to be of comparable quality as determined by the Manager. See Short-Term Investments under Other Investment Policies and Risk Considerations.

       The Manager does not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, the Manager may take advantage of short-term opportunities that are consistent with its investment objective.

                                      * * *

       For a description of the Fund's other investment policies and for a further description of some of the policies described above, see Other Investment Policies and Risk Considerations.

       Although the Fund will constantly strive to attain its objective, there can be no assurance that is will be attained.

       The Fund's designation as an open-end investment company and as a diversified fund, may not be changed unless authorized by the vote of a majority of the Fund's outstanding voting securities. A "majority vote of the outstanding voting securities" is the vote by the holders of the lesser of a) 67% or more of the Fund's voting securities present in person or represented by proxy if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or b) more than 50% of the outstanding voting securities. Part B lists other more specific investment restrictions of the Fund which may not be changed without a majority shareholder vote.

       The investment policies of the Fund that are not identified above or in Part B as fundamental are not fundamental and may be changed by the Board of Directors of Income Funds, Inc. without a shareholder vote.

RISK FACTORS

Generally
       The Fund invests principally in fixed-income securities. The market values of fixed-income securities generally fall when interest rates rise and, conversely, rise when interest rates fall. Lower-rated and unrated fixed-income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated fixed-income securities, which react primarily to fluctuations in the general level of interest rates. These lower-rated or unrated securities generally have a greater potential for price appreciation and can offer higher yields, but, as a result of factors such as reduced creditworthiness of issuers, increased risk of default and a more limited and less liquid secondary market, are subject to greater volatility and risk of loss of income and principal than are higher-rated securities. The Manager will attempt to reduce such risk through portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets.

High-Yield Securities
       The Fund may invest primarily in bonds rated BB or lower by S&P or Ba or lower by Moody's, and in bonds of comparable quality. See Appendix C - Ratings in this Prospectus for more rating information. Investing in these so-called "junk" bonds or "high-yield" bonds entails certain risks, including the risk of loss of principal and default on interest payments, which may be greater than the risks involved in investment grade securities, and which should be considered by investors contemplating an investment in the Fund. High-yield bonds are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the junk bonds. In addition to the considerations discussed elsewhere in this Prospectus, the risks of lower-rated bonds include the following:

       Youth and Volatility of the High-Yield Market. Although the market for high-yield bonds has been in existence for many years, including periods of economic downturns, the high-yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s. During the economic expansion, the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially during the economic expansion. Although experts disagree on the impact recessionary periods have had and will have on the high-yield market, some analysts believe a protracted economic downturn would severely disrupt the market for high-yield bonds, would adversely affect the value of outstanding bonds and would adversely affect the ability of high-yield issuers to repay principal and interest. Those analysts cite volatility experienced in the high-yield market in the past as evidence for their position. It is likely that protracted periods of economic uncertainty would result in increased volatility in the market prices of high-yield bonds, an increase in the number of high-yield bond defaults and corresponding volatility in the Fund's net asset value.

       Redemptions. If, as a result of volatility in the high-yield market or other factors, the Fund experiences substantial net redemptions of the Fund's shares for a sustained period of time, the Fund may be required to sell securities without regard to the investment merits of the securities to be sold. If the Fund sells a substantial number of securities to generate proceeds for redemptions, the asset base of the Fund will decrease and the Fund's expense ratios may increase.

       Liquidity and Valuation. The secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying bonds for regulatory, financial or other reasons, such as the savings and loan crisis. A less liquid secondary market may have an adverse effect on the Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. The Fund's privately placed high-yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

       See High-Yield, High Risk Securities under Other Investment Policies and Risk Considerations for further information about high-yield securities.

THE DELAWARE DIFFERENCE

PLANS AND SERVICES
       The Delaware Difference is our commitment to provide you with superior information and quality service on your investments in the Delaware Group of funds.

SHAREHOLDER PHONE DIRECTORY

Investor Information Center
       800-523-4640

       Fund Information; Literature; Price; Yield and Performance Figures

Shareholder Service Center
       800-523-1918

       Information on Existing Regular Investment Accounts and Retirement Plan Accounts; Wire Investments; Wire Liquidations; Telephone Liquidations and Telephone Exchanges

Delaphone
   800-362-FUND
   (800-362-3863)

Performance Information
       You can call the Investor Information Center at any time for current yield information. Current yield and total return information may also be included in advertisements and information given to shareholders. Yields are computed on an annual basis over a 30-day period.

Shareholder Services
       During business hours, you can call the Delaware Group's Shareholder Service Center. Our representatives can answer any questions about your account, the Fund, various service features and other funds in the Delaware Group.

Delaphone Service
       Delaphone is an account inquiry service for investors with Touch-Tone(R) phone service. It enables you to get information on your account faster than the mailed statements and confirmations. Delaphone also provides current performance information on the Fund, as well as other funds in the Delaware Group.
Delaphone is available seven days a week, 24 hours a day.

Statements and Confirmations
       You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of dividends. You should examine statements and confirmations immediately and promptly report any discrepancy by calling the Shareholder Service Center.

Duplicate Confirmations
       If your financial adviser or investment dealer is noted on your investment application, we will send a duplicate confirmation to him or her. This makes it easier for your adviser to help you manage your investments.

Tax Information
       Each year, Income Funds, Inc. will mail to you information on the tax status of your dividends and distributions.

Dividend Payments
       Dividends, capital gains and other distributions are automatically reinvested in your account. You may, however, elect to have the dividends earned in one fund automatically invested in another Delaware Group fund with a different investment objective, subject to certain exceptions and limitations.

       For more information, see Additional Methods of Adding to Your Investment
- Dividend Reinvestment Plan under How to Buy Shares or call the Shareholder Service Center.

Right of Accumulation
       With respect to Class A Shares, the Right of Accumulation feature allows you to combine the value of your current holdings of Class A Shares, Class B Shares and Class C Shares of the Fund with the dollar amount of new purchases of Class A Shares of the Fund to qualify for a reduced front-end sales charge on such purchases of Class A Shares. Under the Combined Purchases Privilege, you may also include certain shares that you own in other funds in the Delaware Group. See Classes of Shares.

Letter of Intention
       The Letter of Intention feature permits you to obtain a reduced front-end sales charge on purchases of Class A Shares by aggregating certain of your purchases of Delaware Group fund shares over a 13-month period. See Classes of Shares and Part B.

12-Month Reinvestment Privilege
       The 12-Month Reinvestment Privilege permits you to reinvest proceeds from a redemption of Class A Shares, within one year of the date of the redemption, without paying a front-end sales charge. See Part B.

Exchange Privilege
       The Exchange Privilege permits you to exchange all or part of your shares into shares of other funds in the Delaware Group, subject to certain exceptions and limitations. For additional information on exchanges, see Investing by Exchange under How to Buy Shares, and Redemption and Exchange.

Wealth Builder Option
       You may elect to invest in the Fund through regular liquidations of shares in your accounts in other funds in the Delaware Group. Investments under this feature are exchanges and are therefore subject to the same conditions and limitations as other exchanges of Fund shares. See Additional Methods of Adding to Your Investment - Wealth Builder Option and Investing by Exchange under How to Buy Shares, and Redemption and Exchange.

Financial Information about the Fund
       Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about the Fund's investments and performance. Income Funds, Inc.'s fiscal year ends on July 31.

RETIREMENT PLANNING

       Under certain circumstances, an investment in the Fund may be suitable for tax-deferred retirement plans. Among the retirement plans noted below, Class B Shares are available for investment only by Individual Retirement Accounts, SIMPLE IRAs, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, and 403(b)(7) and 457 Deferred Compensation Plans.

       Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request.

       Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of High- Yield Opportunities Fund Institutional Class. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center or see Part B.

Individual Retirement Account ("IRA")
       Individuals, even if they participate in an employer-sponsored retirement plan, may establish their own retirement program for investments in each of the Classes. Contributions to an IRA may be tax-deductible and earnings are tax-deferred. The Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted, and in some cases eliminated, for individuals who participate in certain employer-sponsored retirement plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn on a tax-deferred basis.

Simplified Employee Pension Plan ("SEP/IRA")
       A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")
       Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may be maintained by employers having 25 or fewer employees. An employer may elect to make additional contributions to such existing plans.

403(b)(7) Deferred Compensation Plan
       Permits employees of public school systems or of certain types of non-profit organizations to enter into a deferred compensation arrangement for the purchase of shares of each of the Classes.

457 Deferred Compensation Plan
       Permits employees of state and local governments and certain other entities to enter into a deferred compensation arrangement for the purchase of shares of each of the Classes.

Prototype Profit Sharing or Money Purchase Pension Plan
       Offers self-employed individuals, partnerships and corporations a tax-qualified plan which provides for the investment of contributions in Class A Shares or Class C Shares. Class B Shares are not available for purchase by such plans.

Prototype 401(k) Defined Contribution Plan
       Permits employers to establish a tax-qualified plan based on salary deferral contributions for investment in Class A or Class C Shares. Class B Shares are not available for purchase by such plans.

SIMPLE  IRA
       A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis.

SIMPLE 401(k)
        A SIMPLE 401(k) is like a regular 401(k) except that plan sponsors are limited to 100 employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required. Class B Shares are not available for purchase by such plans.

       The Limited CDSC is applicable to any redemptions of net asset value purchases made on behalf of any group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from Delaware Group funds. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Allied Plans
       Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Group funds ("eligible Delaware Group fund shares"), as well as shares of designated classes of non-Delaware Group funds ("eligible non-Delaware Group fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

       With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Group and eligible non-Delaware Group fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Group fund shares. See Front-End Sales Charge Alternative - Class A Shares under Classes of Shares.

       Participants in Allied Plans may exchange all or part of their eligible Delaware Group fund shares for other eligible Delaware Group fund shares or for eligible non-Delaware Group fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Group and non-Delaware Group, which were not subject to a front-end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Group fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange.

       A dealer's commission may be payable on purchases of eligible Delaware Group fund shares under an Allied Plan. In determining a financial adviser's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Group fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Front-End Sales Charge Alternative - Class A Shares under Classes of Shares.

       The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Group and non-Delaware Group fund shares. When eligible Delaware Group fund shares are exchanged into eligible non-Delaware Group fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial adviser or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

CLASSES OF SHARES

Alternative Purchase Arrangements
       Shares may be purchased at a price equal to the next determined net asset value per share, subject to a sales charge which may be imposed, at the election of the purchaser, at the time of the purchase for Class A Shares ("front-end sales charge alternative"), or on a contingent deferred basis for Class B Shares ("deferred sales charge alternative") or Class C Shares ("level sales charge alternative").

       Class A Shares. An investor who elects the front-end sales charge alternative acquires Class A Shares, which incur a sales charge when they are purchased, but generally are not subject to any sales charge when they are redeemed. Absent any applicable fee waiver, Class A Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Certain purchases of Class A Shares qualify for reduced front-end sales charges. See Front-End Sales Charge Alternative - Class A Shares, below.

See also Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange and Distribution (12b-1) and Service under Management of the Fund.

       Class B Shares. An investor who elects the deferred sales charge alternative acquires Class B Shares, which do not incur a front-end sales charge when they are purchased, but are subject to a contingent deferred sales charge if they are redeemed within six years of purchase. Absent any applicable fee waiver, Class B Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for approximately eight years after purchase. Class B Shares permit all of the investor's dollars to work from the time the investment is made. If no waiver of 12b-1 fees is in effect, the higher 12b-1 Plan expenses paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A Shares. At the end of approximately eight years after purchase, Class B Shares will automatically be converted into Class A Shares and, thereafter, for the remainder of the life of the investment, the annual 12b-1 Plan fee of up to 0.30% for Class A Shares will apply. See Automatic Conversion of Class B Shares, below.

       Class C Shares. An investor who elects the level sales charge alternative acquires Class C Shares, which do not incur a front-end sales charge when they are purchased, but are subject to a contingent deferred sales charge if they are redeemed within 12 months of purchase. Absent any applicable fee waiver, Class C Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for the life of the investment. If no waiver of 12b-1 fees is in effect, the higher 12b-1 Plan expenses paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A Shares. Unlike Class B Shares, Class C Shares do not convert to another class.

       The alternative purchase arrangements described above permit investors to choose the method of purchasing shares that is most suitable given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge, purchase Class B Shares and have the entire initial purchase amount invested in the Fund with their investment being subject to a CDSC if they redeem shares within six years of purchase, or purchase Class C Shares and have the entire initial purchase amount invested in the Fund with their investment being subject to a CDSC if they redeem shares within 12 months of purchase. In addition, investors should consider the level of annual 12b-1 Plan expenses applicable to each Class. If no waiver of 12b-1 fees is in effect, the higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money, and the effect of earning a return on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should consider the duration of the annual 12b-1 Plan expenses to which each of the Classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

       Prospective investors should refer to Appendix A--Investment Illustrations in this Prospectus for an illustration of the potential effect that each of the purchase options may have on a long-term shareholder's investment.

       For the distribution and related services provided to, and the expenses borne on behalf of, the Fund, absent any applicable fee waiver, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisers may receive different compensation for selling Class A, Class B and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Distribution (12b-1) and Service under Management of the Fund.

       Dividends paid on Class A, Class B and Class C Shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that, when assessed, the additional amount of 12b-1 Plan expenses relating to Class B Shares and Class C Shares will be borne exclusively by such shares. See Calculation of Offering Price and Net Asset Value Per Share.

       The NASD has adopted certain rules relating to investment company sales charges. Income Funds, Inc. and the Distributor intend to operate in compliance with these rules.

Front-End Sales Charge Alternative - Class A Shares
       Class A Shares may be purchased at the offering price, which reflects a maximum front-end sales charge of 4.75%. See Calculation of Offering Price and Net Asset Value Per Share.

       Purchases of $100,000 or more carry a reduced front-end sales charge as shown in the following table.

                      High-Yield Opportunities Fund A Class
--------------------------------------------------------------------------------

                                                                     Dealer's
                          Front-End Sales Charge as % of           Commission***
                          Offering               Amount              as % of
Amount of Purchase         Price                Invested**        Offering Price
--------------------------------------------------------------------------------


Less than $100,000         4.75%                   5.07%               4.00%

$100,000 but
under $250,000             3.75                    3.89                3.00

$250,000 but
under $500,000             2.50                    2.53                2.00

$500,000 but
under $1,000,000*          2.00                    2.03                1.60

  * There is no front-end sales charge on purchases of Class A Shares of $1,000,000 or more but, under certain limited circumstances, a 1% Limited CDSC may apply upon redemption of such shares.

 ** Based upon the net asset value per share of Class A Shares as of Income Funds, Inc.'s most recent fiscal year.

*** Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.

--------------------------------------------------------------------------------

     The Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by the Fund. Such reduced front-end sales charges are not retroactive.

     From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge shown above. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional commission of up to 0.15% of the offering price. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933.
--------------------------------------------------------------------------------

       For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are made in accordance with the following schedule:

                                                             Dealer's Commission
                                                            (as a percentage of
         Amount of Purchase                                   amount purchased)
         ------------------                                 --------------------
         Up to $2 million                                           1.00%
         Next $1 million up to $3 million                           0.75
         Next $2 million up to $5 million                           0.50
         Amount over $5 million                                     0.25

         For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC applies may be aggregated with those of Class A Shares of the Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

         Redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC if the dealer's commission described above was paid in connection with the purchase of those shares. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Combined Purchases Privilege
         By combining your holdings of Class A Shares with your holdings of Class B Shares and/or Class C Shares of the Fund and shares of other funds in the Delaware Group, except those noted below, you can reduce the front-end sales charges on any additional purchases of Class A Shares. Shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with ownership of variable insurance products may be combined with other Delaware Group fund holdings. In addition, assets held by investment advisory clients of the Manager or its affiliates in a stable value account may be combined with other Delaware Group fund holdings. Shares of other funds that do not carry a front-end sales charge or CDSC may not be included unless they were acquired through an exchange from a Delaware Group fund that does carry a front-end sales charge or CDSC.

         This privilege permits you to combine your purchases and holdings with those of your spouse, your children under 21 and any trust, fiduciary or retirement account for the benefit of such family members.

         It also permits you to use these combinations under a Letter of Intention. A Letter of Intention allows you to make purchases over a 13-month period and qualify the entire purchase for a reduction in front-end sales charges on Class A Shares.

         Combined purchases of $1,000,000 or more, including certain purchases made at net asset value pursuant to a Right of Accumulation or under a Letter of Intention, may result in the payment of a dealer's commission and the applicability of a Limited CDSC. Investors should consult their financial advisers or the Shareholder Service Center about the operation of these features. See Front-End Sales Charge Alternative-Class A Shares, above.

Buying Class A Shares at Net Asset Value
         Class A Shares of the Fund may be purchased at net asset value under the Delaware Group Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege. See The Delaware Difference and Redemption and Exchange for additional information.

         Purchases of Class A Shares may be made at net asset value by current and former officers, directors and employees (and members of their families) of the Manager, any affiliate, any of the funds in the Delaware Group, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases, including those in retirement accounts, must be for accounts in the name of the individual or a qualifying family member.

         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Group funds. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs.

         Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of the Fund; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Delaware Investment & Retirement Services, Inc. ("DIRSI") proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of Delaware Group funds and any stable value account available to investment advisory clients of the Manager or its affiliate, or (ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a Delaware Group fund and such employer has properly represented to DIRSI in writing that it has the requisite number of employees and has received written confirmation back from DIRSI.

         Investors in Delaware-Voyageur Unit Investment Trusts may reinvest monthly dividend checks and/or repayment of invested capital into Class A Shares of any of the funds in the Delaware Group at net asset value.

         Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Group account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

         The Fund must be notified in advance that an investment qualifies for purchase at net asset value.

Group Investment Plans
         Group Investment Plans (e.g., SEP/IRA, SAR/SEP, SIMPLE IRA, SIMPLE 401(k), Prototype Profit Sharing and Money Purchase Pension and 401(k) Defined Contribution Plans) may benefit from the reduced front-end sales charges available on Class A Shares, based on total plan assets. If a company has more than one plan investing in the Delaware Group of funds, then the total amount invested in all plans will be aggregated to determine the applicable front-end sales charge reduction on each purchase, both initial and subsequent, if, at the time of each such purchase, the company notifies the Fund that it qualifies for the reduction. Employees participating in such Group Investment Plans may also combine the investments held in their plan account to determine the front-end sales charge applicable to purchases in non-retirement Delaware Group investment accounts if, at the time of each such purchase, they notify the Fund that they are eligible to combine purchase amounts held in their plan account.

         For additional information on retirement plans, including plan forms, applications, minimum investments and any applicable account maintenance fees, contact your investment dealer or the Distributor.

         For other retirement plans and special services, see Retirement
Planning.

Deferred Sales Charge Alternative - Class B Shares
         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently anticipates compensating dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 4% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, absent any applicable fee waiver, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees, if any, are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for the Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Prospectus, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares
         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the last business day of the second full week of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, Inc., the Delaware Cash Reserve Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.

Level Sales Charge Alternative - Class C Shares
         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently anticipates compensating dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, however, absent any applicable fee waiver, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees, if any, are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Prospectus. See Redemption and Exchange.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestments of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of the Fund, even if those shares are later exchanged for shares of another Delaware Group fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange.

         The following table sets forth the rates of the CDSC for Class B Shares of the Fund:

                                                  Contingent Deferred
                                                  Sales Charge (as a
                                                     Percentage of
                                                     Dollar Amount
         Year After Purchase Made                  Subject to Charge)
         ------------------------                 --------------------
                  0-2                                     4%
                  3-4                                     3%
                  5                                       2%
                  6                                       1%
                  7 and thereafter                        None

During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares, absent any applicable fee waiver. See Automatic Conversion of Class B Shares, above. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

         All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

         The CDSC is waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares under Redemption and Exchange.

Other Payments to Dealers -- Class A, Class B and Class C Shares
         From time to time at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of the Classes exceed certain limits, as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.

         Subject to pending amendments to the NASD's Conduct Rules, in connection with the promotion of Delaware Group fund shares, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising and may, from time to time, pay or allow additional promotional incentives to dealers, which shall include non-cash concessions, such as certain luxury merchandise or a trip to or attendance at a business or investment seminar at a luxury resort, as part of preapproved sales contests. Payment of non-cash compensation to dealers is currently under review by the NASD and the Securities and Exchange

Commission. It is likely that the NASD's Conduct Rules will be amended such that the ability of the Distributor to pay non-cash compensation as described above will be restricted in some fashion. The Distributor intends to comply with the NASD's Conduct Rules as they may be amended.

High-Yield Opportunities Fund Institutional Class
         In addition to offering Class A, Class B and Class C Shares, the Fund also offers High-Yield Opportunities Fund Institutional Class, which is described in a separate prospectus and is available for purchase only by certain investors. High-Yield Opportunities Fund Institutional Class shares generally are distributed directly by the Distributor and do not have a front-end sales charge, a CDSC or a Limited CDSC, and are not subject to 12b-1 Plan distribution expenses. To obtain the prospectus that describes the High-Yield Opportunities Fund Institutional Class, contact the Distributor by writing to the address or by calling the telephone number listed on the back of this Prospectus.

HOW TO BUY SHARES

Purchase Amounts
         Generally, the minimum initial purchase is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of shares of any Class generally must be $100 or more. For purchases under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or through an Automatic Investing Plan, there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Minimum purchase requirements do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250, and a minimum subsequent purchase of $25, regardless of which Class is selected.

         There is a maximum purchase limitation of $250,000 on each purchase of Class B Shares. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind that reduced front-end sales charges are available on investments of $100,000 or more in Class A Shares, and that Class A Shares (i) are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and (ii) generally are not subject to a CDSC. For retirement plans, the maximum purchase limitations apply only to the initial purchase of Class B Shares or Class C Shares by the plan.

Investing through Your Investment Dealer
         You can make a purchase of shares of the Fund through most investment dealers who, as part of the service they provide, must transmit orders promptly. They may charge for this service. If you want a dealer but do not have one, the Delaware Group can refer you to one.

Investing by Mail
1. Initial Purchases--An Investment Application or, in the case of a retirement account, an appropriate retirement plan application, must be completed, signed and sent with a check payable to High-Yield Opportunities Fund A Class, High-Yield Opportunities Fund B Class or High-Yield Opportunities Fund C Class, to Delaware Group at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--Additional purchases may be made at any time by mailing a check payable to the specific Fund and Class selected. Your check should be identified with your name(s) and account number. An investment slip (similar to a deposit slip) is provided at the bottom of transaction confirmations and dividend statements that you will receive from Income Funds, Inc. Use of this investment slip can help expedite processing of your check when making additional purchases. Your investment may be delayed if you send additional purchases by certified mail.

Investing by Wire
         You may purchase shares by requesting your bank to transmit funds by wire to CoreStates Bank, N.A., ABA #031000011, account number 1412893401 (include your name(s) and your account number for the Class in which you are investing).

1. Initial Purchases--Before you invest, telephone the Shareholder Service Center to get an account number. If you do not call first, processing of your investment may be delayed. In addition, you must promptly send your Investment Application or, in the case of a retirement account, an appropriate retirement plan application, for the specific Fund and Class selected, to Delaware Group at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--You may make additional investments anytime by wiring funds to CoreStates Bank, N.A., as described above. You should advise the Shareholder Service Center by telephone of each wire you send.

         If you want to wire investments to a retirement plan account, call the Shareholder Service Center for special wiring instructions.

Investing by Exchange
         If you have an investment in another mutual fund in the Delaware Group, you may write and authorize an exchange of part or all of your investment into shares of the Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privileges.

         Holders of Class A Shares may exchange all or part of their shares for certain of the shares of other funds in the Delaware Group, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Fund or of any other fund in the Delaware Group. Holders of Class B Shares of the Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Group funds. Similarly, holders of Class C Shares of the Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Group funds. See Appendix B--Classes Offered for a list of Delaware Group funds and the classes they offer. Class B Shares of the Fund and Class C Shares of the Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of the Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Fund.

         Permissible exchanges into Class A Shares of the Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of the Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

         See Allied Plans under Retirement Planning for information on exchanges by participants in an Allied Plan.

Additional Methods of Adding to Your Investment
         Call the Shareholder Service Center for more information if you wish to use the following services:

1.       Automatic Investing Plan
         The Automatic Investing Plan enables you to make regular monthly investments without writing or mailing checks. You may authorize Income Funds, Inc. to transfer a designated amount monthly from your checking account to your account. Many shareholders use this as an automatic savings plan. Shareholders should allow a reasonable amount of time for initial purchases and changes to these plans to become effective.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

2.       Direct Deposit
         You may have your employer or bank make regular investments directly to your Fund account for you (for example: payroll deduction, pay by phone, annuity payments). The Fund also accepts preauthorized recurring government and private payments by Electronic Fund Transfer, which avoids mail time and check clearing holds on payments such as social security, federal salaries, Railroad Retirement benefits, etc.

                                      * * *

         Should investments through an automatic investing plan or by direct deposit be reclaimed or returned for some reason, Income Funds, Inc. has the right to liquidate your shares to reimburse the government or transmitting bank. If there are insufficient funds in your account, you are obligated to reimburse the Fund.

3.       Wealth Builder Option
         You can use our Wealth Builder Option to invest in the Fund through regular liquidations of shares in your accounts in other funds in the Delaware Group. You may also elect to invest in other mutual funds in the Delaware Group through the Wealth Builder Option through regular liquidations of shares in your Fund account.

         Under this automatic exchange program, you can authorize regular monthly amounts (minimum of $100 per fund) to be liquidated from your account in one or more funds in the Delaware Group and invested automatically into any other account in a Delaware Group mutual fund that you may specify. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above. You can terminate your participation in Wealth Builder at any time by giving written notice to the fund from which the exchanges are made. See Redemption and Exchange.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

4.       Dividend Reinvestment Plan
         You can elect to have your distributions (capital gains and/or dividend income) invested in your Fund account or invested in certain other funds in the Delaware Group, subject to the exceptions noted below as well as the eligibility and minimum purchase requirements set forth in each fund's prospectus.

         Reinvestments of distributions into Class A Shares of the Fund or of other Delaware Group funds are made without a front-end sales charge. Reinvestments of distributions into Class B Shares of the Fund or of other Delaware Group funds or into Class C Shares of the Fund or of other Delaware Group funds are also made without any sales charge and will not be subject to a CDSC if later redeemed. See Automatic Conversion of Class B Shares under Classes of Shares for information concerning the automatic conversion of Class B Shares acquired by reinvesting dividends.

         Holders of Class A Shares of the Fund may not reinvest their distributions into Class B Shares or Class C Shares of any fund in the Delaware Group, including the Fund. Holders of Class B Shares of the Fund may reinvest their distributions only into Class B Shares of the funds in the Delaware Group which offer that class of shares. Similarly, holders of Class C Shares of the Fund may reinvest their distributions only into Class C Shares of the funds in the Delaware Group which offer that class of shares. See Appendix B--Classes Offered for the funds in the Delaware Group offering those classes of shares. For more information about reinvestments, call the Shareholder Service Center.

         Capital gains and/or dividend distributions to participants in the following retirement plans are automatically reinvested into the same Delaware Group fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans or 403(b)(7) or 457 Deferred Compensation Plans.

Purchase Price and Effective Date
         The offering price and net asset value of Class A, Class B and Class C Shares are determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

         The effective date of a purchase made through an investment dealer is the date the order is received by the Fund, its agent or designee. The effective date of a direct purchase is the day your wire, electronic transfer or check is received, unless it is received after the time the offering price or net asset value of shares is determined, as noted above. Purchase orders received after such time will be effective the next business day.

The Conditions of Your Purchase
         The Fund reserves the right to reject any purchase order. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Group. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         The Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

         The Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

REDEMPTION AND EXCHANGE

         You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, bond funds, tax-advantaged funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund and all exchanges of shares constitute taxable events. See Taxes. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in the Delaware Group will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Group directly for fund information.

         All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.

         Your shares will be redeemed or exchanged at a price based on the net asset value next determined after the Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. See Purchase Price and Effective Date under How to Buy Shares. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

         Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered.

You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         The Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         There is no front-end sales charge or fee for exchanges made between shares of funds which both carry a front-end sales charge. Any applicable front-end sales charge will apply to exchanges from shares of funds not subject to a front-end sales charge, except for exchanges involving assets that were previously invested in a fund with a front-end sales charge and/or exchanges involving the reinvestment of dividends.

         Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Group (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Prospectus and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from the Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor, absent any applicable fee waiver, to the higher 12b-1 fees applicable to Class B Shares of the Fund for a longer period of time than if the investment in New Shares were made directly.

         Various redemption and exchange methods are outlined below. Except for the CDSC applicable to certain redemptions of Class B and Class C Shares and the Limited CDSC applicable to certain redemptions of Class A Shares purchased at net asset value, there is no fee charged by the Fund or the Distributor for redeeming or exchanging your shares, but such fees could be charged in the future. You may have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.

         All authorizations given by shareholders, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by the Fund or its agent.

Written Redemption
         You can write to the Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and a signature guarantee for each owner.

Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

         Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

Written Exchange
         You may also write to the Fund (at 1818 Market Street, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

         The Telephone Redemption--Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Fund nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Instructions received by telephone are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
         The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank
         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. CoreStates Bank, N.A.'s fee (currently $7.50) will be deducted from your redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

Telephone Exchange
         The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in the Delaware Group under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value
         A Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission previously described. See Classes of Shares.

         The Limited CDSC will be paid to the Distributor and will be equal to the lesser of 1% of: (1) the net asset value at the time of purchase of the Class A Shares being redeemed; or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class A Shares even if those shares are later exchanged for shares of another Delaware Group fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than 12 months will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Group fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the 12-month holding period. The Limited CDSC is assessed if such 12-month period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of the Fund or Class A Shares acquired in the exchange.

         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waiver of Limited Contingent Deferred Sales Charge - Class A Shares
         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2 and IRA distributions qualifying under
Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA; (vi) distributions by other employee benefit plans to pay benefits; and (vii) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Classes of Shares).

Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares
         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or 401(k) Defined Contribution Plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution Plan upon attainment of age 70 1/2 and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or 401(k) Defined Contribution Plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution Plan upon attainment of age 70 1/2 and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59; and (vii) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

DIVIDENDS AND DISTRIBUTIONS

         The Fund declares a dividend to all shareholders of record at the time the offering price of shares is determined. See Purchase Price and Effective Date under How to Buy Shares. Thus, when redeeming shares, dividends continue to be credited up to and including the date of redemption.

         The Fund's dividends are expected to be declared daily and paid monthly. Both dividends and distributions, if any, are automatically reinvested in your account at net asset value. Distributions from net realized securities profits, if any, will be distributed twice a year. The first payment normally would be made during the first quarter of the next fiscal year. The second payment would be made near the end of the calendar year to comply with certain requirements of the Code.

         Purchases of Fund shares by wire begin earning dividends when converted into Federal Funds and available for investment, normally the next business day after receipt. However, if the Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying the Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.

         Each class of the Fund will share proportionately in the investment income and expenses of the Fund, except that, absent any applicable fee waiver, the per share dividends from net investment income on Class A Shares, Class B Shares and Class C Shares will vary due to the expenses under the 12b-1 Plan applicable to each Class. Generally, the dividends per share on Class B Shares and Class C Shares can be expected to be lower than the dividends per share on Class A Shares because the expenses under the 12b-1 Plans relating to Class B and Class C Shares will be higher than the expenses under the 12b-1 Plan relating to Class A Shares.
See Distribution (12b-1) and Service under Management of the Fund.

TAXES

         The tax discussion set forth below is included for general information only. Investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Fund.

         The Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As such, the Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and by satisfying certain other requirements relating to the sources of its income and diversification of its assets.

         The Fund intends to distribute substantially all of its net investment income and net capital gains, if any. Dividends from net investment income or net short-term capital gains will be taxable to those investors who are subject to income taxes as ordinary income, even though received in additional shares. It is expected that only a nominal portion of the Fund's dividends will be eligible for the dividends-received deduction for corporations.

         Distributions paid by the Fund from long-term capital gains, received in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Fund management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in the Fund are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

         Although dividends generally will be treated as distributed when paid, dividends which are declared in October, November or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

         The sale of shares of the Fund is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between the Fund and any other fund in the Delaware Group. Any loss incurred on a sale or exchange of Fund shares that had been held for six months or less will be treated as a long-term capital loss to the extent of capital gains dividends received with respect to such shares. All or a portion of the sales charge incurred in acquiring Fund shares will be excluded from the federal tax basis of any of such shares sold or exchanged within 90 days of their purchase (for purposes of determining gain or loss upon the sale of such shares) if the sale proceeds are reinvested in the Fund or in another fund in the Delaware Group of funds and a sales charge that would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.

         The automatic conversion of Class B Shares into Class A Shares at the end of approximately eight years after purchase will be tax-free for federal tax purposes. See Automatic Conversion of Class B Shares under Classes of Shares.

         The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities.

         In addition to the federal taxes described above, shareholders may or may not be subject to various state and local taxes. For example, distributions of interest income and capital gains realized from certain types of U.S. government securities may be exempt from state personal income taxes. Because investors' state and local taxes may be different than the federal taxes described above, investors should consult their own tax advisers.

         Each year, Income Funds, Inc. will mail to you information on the tax status of the Fund's dividends and distributions. Shareholders will also receive each year information as to the portion of dividend income, if any, that is derived from U.S. government securities that are exempt from state income tax. Of course, shareholders who are not subject to tax on their income would not be required to pay tax on amounts distributed to them by the Fund.

         Income Funds, Inc. is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Investment Application your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

         See Taxes in Part B for additional information on tax matters relating to the Fund and its shareholders.

CALCULATION OF OFFERING PRICE AND NET ASSET VALUE PER SHARE

         The net asset value ("NAV") per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Debt securities are priced on the basis of valuations provided by an independent pricing service using methods approved by Income Fund, Inc.'s Board of Directors. Equity securities for which marked quotations are available are priced at market value. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by Income Funds, Inc.'s Board of Directors.

         Class A Shares are purchased at the offering price per share, while Class B Shares and Class C Shares are purchased at the NAV per share. The offering price per share of Class A Shares consists of the NAV per share next computed after the order is received, plus any applicable front-end sales charges.

         The offering price and NAV are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

         The net asset values of all outstanding shares of each class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in the Fund represented by the value of shares of such classes, except that High-Yield Opportunities Fund Institutional Class will not incur any of the expenses under Income Funds, Inc.'s 12b-1 Plans and Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective 12b-1 Plans.

MANAGEMENT OF THE FUND

Directors
         The business and affairs of Income Funds, Inc. are managed under the direction of its Board of Directors. Part B contains additional information regarding Income Funds, Inc.'s directors and officers.

Investment Manager
         The Manager furnishes investment management services to the Fund.

         The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On July 31, 1997, the Manager and its affiliates within the Delaware Group, including Delaware International Advisers Ltd., were managing in the aggregate more than $39 billion in assets in the various institutional or separately managed (approximately $23,844,101,000) and investment company (approximately $15,869,009,000) accounts. The directors of Income Funds, Inc. annually review fees paid to the Manager.

         The Manager is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         The Manager manages the Fund's portfolio and makes investment decisions for the Fund which are implemented by the Fund's Trading Department. The Manager also administers Income Funds, Inc.'s affairs and pays the salaries of all the directors, officers and employees of Income Funds, Inc. who are affiliated with the Manager. For these services, the Manager is paid an annual fee equal to 0.65% on the first $500 million of average daily net assets, 0.625% on the next $500 million and 0.60% on the average daily net assets in excess of $1 billion. Investment management fees incurred by the Fund for the period January 2, 1997 (date of initial public offering) through July 31, 1997 were 0.65% (annualized) and 0.13% (annualized) was paid as a result of the voluntary waiver of fees by the Manager as described below.

         The Manager elected voluntarily to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund, excluding each such Class' 12b-1 fees, did not exceed 0.75%, from the commencement of the public offering of the Classes through December 31, 1997. From the commencement of operations through February 16, 1998, the Distributor also has elected to voluntarily waive 12b-1 Plan expenses. Beginning January 1, 1998, the Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain of the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses of the Fund do not exceed 0.95% (excluding the 12b-1 plan expenses). This waiver and expense limitation will extend through September 30, 1998.

         Paul A. Matlack and Gerald T. Nichols have primary responsibility for making day-to-day investment decisions for the Fund. Mr. Matlack, a Vice President/Senior Portfolio Manager of Income Funds, Inc., has been a member of the Fund's management team since its inception. Mr. Matlack is a CFA charterholder and a graduate of the University of Pennsylvania with an MBA in Finance from George Washington University. He began his career at Mellon Bank as a credit specialist, and later served as a corporate loan officer for Mellon Bank and then Provident National Bank.

         Mr. Nichols, a Vice President/Senior Portfolio Manager of Income Funds, Inc., has been a member of the Fund's management team since its inception. Mr. Nichols is a graduate of the University of Kansas, where he received a BS in Business Administration and an MS in Finance. Prior to joining the Manager, he was a high yield credit analyst at Waddell & Reed, Inc. and subsequently the investment officer for a private merchant banking firm. He is a CFA charterholder.

         Mr. Matlack and Mr. Nichols will from time to time consult with Paul E. Suckow, Executive Vice President/Chief Investment Officer, Fixed Income of Income Funds, Inc. He is a CFA charterholder and a graduate of Bradley University with an MBA from Western Illinois University. Mr. Suckow was a fixed-income portfolio manager at the Delaware Group from 1981 to 1985. He returned to the Delaware Group in 1993 after eight years with Oppenheimer Management Corporation where he served as Executive Vice President and Director of Fixed Income.

Portfolio Trading Practices
         The Fund normally will not invest for short-term trading purposes. However, the Fund may sell securities without regard to the length of time they have been held. The degree of portfolio activity will affect brokerage costs of the Fund and may affect taxes payable by the Fund's shareholders. Given the Fund's investment objective and current market conditions, its annual portfolio turnover rate is expected to exceed 100%. A turnover rate of 100% occurs, for example, when all the investments in the Fund's portfolio at the beginning of the year were replaced by the end of the year. For the period January 2, 1997 (date of initial public offering) through July 31, 1997, the Fund's portfolio turnover rate was 270% (annualized).

         The Fund uses its best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or to their advisory clients. These services may be used by the Manager in servicing any of its accounts. Subject to best price and execution, the Fund may consider a broker/dealer's sales of shares of funds in the Delaware Group of funds in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain expenses of such funds, such as custodian fees.

Performance Information
         From time to time, the Fund may quote yield or total return performance of the Classes in advertising and other types of literature.

         The current yield for each Class will be calculated by dividing the annualized net investment income earned by that Class during a recent 30-day period by the maximum offering price per share on the last day of the period. The yield formula provides for semi-annual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

         Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value and: (i) in the case of Class A Shares, the impact of the maximum front-end sales charge at the beginning of each specified period; and (ii) in the case of Class B Shares and Class C Shares, the deduction of any applicable CDSC at the end of the relevant period. Each presentation will include the average annual total return for one-, five- and ten-year (or life-of-fund, if applicable) periods. The Fund may also advertise aggregate and average total return information concerning a Class over additional periods of time. In addition, the Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC. In this case, such total return information would be more favorable than total return information that includes the deductions of the maximum front-end sales charge or any applicable CDSC.

         Yield and net asset value fluctuate and are not guaranteed. Past performance is not considered a guarantee of future results.

Distribution (12b-1) and Service
         The Distributor, Delaware Distributors, L.P., serves as the national distributor for the Fund's shares under a separate Distribution Agreement with Income Funds, Inc. dated as of December 27, 1996.

         Income Funds, Inc. has adopted a separate distribution plan under Rule 12b-1 for each of the Class A Shares, Class B Shares and Class C Shares of the Fund (the "Plans"). The Plans permit the Fund to pay the Distributor from the assets of the respective Classes a monthly fee for the Distributor's services and expenses in distributing and promoting sales of shares.

         These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time, and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of shares of the Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences, and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class. In addition, the Fund may make payments from the 12b-1 Plan fees of its respective Classes directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service agreements with Income Funds, Inc. The Distributor has elected voluntarily to waive its right to receive 12b-1 fees (including service fees) from the commencement of the public offering of the Classes through February 16, 1998.

         The 12b-1 Plan expenses relating to each of the Class B Shares and Class C Shares of the Fund are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         Absent any applicable fee waiver, the aggregate fees paid by the Fund from the assets of the respective Classes to the Distributor and others under the Plans may not exceed (i) 0.30% of the Class A Shares' average daily net assets in any year, and (ii) 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets in any year. The Class A, Class B and Class C Shares will not incur any distribution expenses beyond these limits, which may not be increased without shareholder approval.

         While payments, if any, pursuant to the Plans may not exceed 0.30% annually with respect to Class A Shares, and 1% annually with respect to each of the Class B Shares and Class C Shares, the Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The Distributor may, however incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Classes. The monthly fees paid to the Distributor under the Plans are subject to the review and approval of Income Funds, Inc.'s unaffiliated directors, who may reduce the fees or terminate the Plans at any time.

         The Plans do not apply to High-Yield Opportunities Fund Institutional Class. Those shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of High-Yield Opportunities Fund Institutional Class.

         The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for the Fund pursuant to an amended and restated agreement dated as of December 27, 1996. The Transfer Agent also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement.

         The directors of Income Funds, Inc. annually review service fees paid to the Distributor and the Transfer Agent. The Distributor and the Transfer Agent are also indirect, wholly owned subsidiaries of DMH.

Expenses
         The Fund is responsible for all of its own expenses other than those borne by the Manager under the Investment Management Agreement and those borne by the Distributor under the Distribution Agreement. The ratio of expenses to average daily net assets is expected to equal 1.25% for Class A Shares, 1.95% for Class B Shares and 1.95% for Class C Shares, reflecting the voluntary waivers and payments by the Manager. These ratios would be higher if such waivers and payments were not in effect. See Summary of Expenses.

Shares
         Income Funds, Inc. is an open-end management investment company. The Fund's portfolio of assets is diversified as defined by the 1940 Act. Commonly known as a mutual fund, Income Funds, Inc. was organized as a Maryland corporation on March 4, 1983 and was previously organized as a Delaware corporation in 1970. In addition to the Fund, Income Funds, Inc. presently offers two other series of shares, the Delchester Fund series and the Strategic Income Fund series.

         Fund shares have a par value of $1.00, equal voting rights, except as noted below, and are equal in all other respects. Income Funds, Inc.'s shares have noncumulative voting rights which means that the holders of more than 50% of Income Funds, Inc.'s shares voting for the election of directors can elect 100% of the directors if they choose to do so. Under Maryland law, Income Funds, Inc. is not required, and does not intend, to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act. Shareholders of 10% or more of Income Funds, Inc.'s outstanding shares may request that a special meeting be called to consider the removal of a director.

         In addition to Class A Shares, Class B Shares and Class C Shares, the Fund also offers High-Yield Opportunities Fund Institutional Class. Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the other classes of the Fund, except that shares of High-Yield Opportunities Fund Institutional Class are not subject to, and may not vote on matters affecting, the Distribution Plans under Rule 12b-1 relating to Class A, Class B and Class C Shares. Similarly, as a general matter, the shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plan relating to Class A Shares.

         Lincoln National Corporation Employees' Retirement Trust (the "Trust") made an initial investment in the Fund, and as of July 31, 1997, the Trust held no shares of the Fund's Class A Shares, Class B Shares and Class C Shares, respectively, but the Trust held 99% of the outstanding shares of the Fund's Institutional Class. Subject to certain limited exceptions, there would be no limitation on the Trust's ability to redeem its shares of the Fund and it may elect to do so at any time.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

High-Yield, High Risk Securities
         The Fund invests primarily in securities rated BB or lower by S&P or Ba or lower by Moody's, or similarly rated by another nationally-recognized statistical rating organization or, if unrated (which may be more speculative in nature than rated bonds), judged to be of comparable quality by the Manager. See Appendix C--Ratings in this Prospectus for more rating information. The discussion in this section supplements the description of the risks of high-yield securities found earlier in this Prospectus in Investment Objective and Policies and Risk Factors and investors should refer to those sections for a further discussion of the risks of high-yield bonds.

         Fixed-income securities of this type are considered to be of poor standing and predominantly speculative. Such securities are subject to a substantial degree of credit risk. In the past, the high-yields from these bonds have more than compensated for their higher default rates. There can be no assurance, however, that yields will continue to offset default rates on these bonds in the future. The Manager intends to maintain an adequately diversified portfolio of these bonds. While diversification can help to reduce the effect of an individual default on the Fund, there can be no assurance that diversification will protect the Fund from widespread bond defaults brought about by a sustained economic downturn.

         Medium and low-grade bonds held by the Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, these bonds are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

         The economy and interest rates may affect these high-yield, high risk securities differently from other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect the Fund's net asset value per share.

Zero Coupon Bonds and Pay-In-Kind Bonds
         The Fund may purchase zero-coupon bonds and pay-in-kind ("PIK") bonds. A zero-coupon bond has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that the reinvestment risk of the income received during the life of the bond is eliminated. However, zero-coupon bonds, like other bonds, retain interest rate and credit risk and usually display more price volatility than securities that pay a cash coupon. Since there are no periodic interest payments made to the holder of a zero-coupon bond, when interest rates rise, the value of such a security will fall more dramatically than a bond paying out interest on a current basis. When interest rates fall, however, zero-coupon bonds rise more rapidly in value because the bonds have locked in a specific rate of return which becomes more attractive the further interest rates fall.

         PIK bonds are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect to the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash-pay securities. PIK bonds may provide an attractive yield on the Fund's investment even when the interest paid is in the form of additional securities of the issuer instead of cash.

         Zero coupon bonds and PIK bonds are generally considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to the Fund. For example, with zero coupon bonds, the Fund accrues, and is required to distribute to shareholders, income on such bonds, However, the Fund may not receive the cash associated with this income until the bonds are sold or mature. If the Fund did not have sufficient cash to make the required distribution of accrued income, the Fund could be required to sell other securities in its portfolio or to borrow to generate the cash required.

Foreign Investment Information
         The Fund may invest up to 15% of its total assets in securities of foreign issuers, including Yankee Bonds. Investments in obligations of foreign issuers involve somewhat different investment risks than those affecting obligations of United States issuers. There is limited publicly available information with respect to foreign issuers, and foreign issuers are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. There is also less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States and it is more difficult to enforce legal rights outside of the U.S. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Settlement practices of certain foreign countries may include delays and may otherwise differ from those customary in U.S. markets. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. It is also expected that the expenses for custodial arrangements of the Fund's foreign securities will be somewhat greater than the expenses for the custodial arrangements for U.S. securities of equal value. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income the Fund receives from the companies comprising the Fund's investments. See Taxes. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign government restrictions such as exchange controls. Also, because stocks of foreign companies are normally denominated in foreign currencies, the Fund may be affected favorably or unfavorably by changes in currency rates and exchange control regulations, and may incur costs in connection with conversions between various currencies.

         The risks noted above often are heightened for investments in emerging or developing countries. Compared to the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging or developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the type of companies in which foreigners may invest. Additional restrictions may be imposed at any time by these or other countries in which the Fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. Although these restrictions may in the future make it undesirable to invest in emerging or developing countries, the Manager does not believe that any current repatriation restrictions would affect the Fund's decision to invest in such countries.

U.S. Government Securities
         U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, Tennessee Valley Authority and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

         An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks and the Federal National Mortgage Association.

Short-Term Investments
         The short-term investments in which the Fund may invest are:

         (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a U.S. commercial bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by the Fund, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of the Fund. Certificates of deposit are negotiable short-term obligations issued by commercial banks against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

         The Fund will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion or, in the case of a bank which does not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) it is a member of the Federal Deposit Insurance Corporation, and (iii) the bank or its securities have received the highest quality rating by a nationally-recognized statistical rating organization;

         (2) Commercial paper with the highest quality rating by a nationally-recognized statistical rating organization (e.g., A-1 by S&P or Prime-1 by Moody's) or, if not so rated, of comparable quality as determined by the Manager;

         (3) Short-term corporate obligations with the highest quality rating by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's) or, if not so rated, of comparable quality as determined by the Manager;

         (4) U.S. government securities (see U.S. Government Securities); and

         (5) Repurchase agreements collateralized by securities listed above.

Repurchase Agreements
         In order to invest its short-term cash reserves or when in a temporary defensive posture, the Fund may enter into repurchase agreements with banks or broker/dealers deemed to be creditworthy by the Manager, under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Generally, repurchase agreements are of short duration, often less than one week but on occasion for longer periods. Not more than 15% of the Fund's assets may be invested in repurchase agreements of over seven days' maturity or other illiquid assets. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which the Manager under guidelines of the Board of Directors determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 100% of the repurchase price, including the portion representing the Fund's yield under such agreements, which is monitored on a daily basis.

Restricted/Illiquid Securities
         The Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the 1933 Act. Rule 144A exempts many privately placed and legally restricted securities from the registration requirements of the 1933 Act and permits such securities to be freely traded among certain institutional buyers such as the Fund.

         The Fund may invest no more than 15% of the value of its net assets in illiquid securities. Illiquid securities, for purposes of this policy, include repurchase agreements maturing in more than seven days.

         While maintaining oversight, the Board of Directors has delegated to the Manager the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of the Fund's 15% limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the Fund 15% limit on investment in such securities, the Manager will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation.

Unseasoned Companies
         The Fund may invest in relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies in which the Fund may invest may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Small companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing or favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due these and other factors, small companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be volatile and are therefore speculative.

Borrowing from Banks
         The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund will not borrow money in excess of one-third of the value of its net assets. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays or holidays, or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations), reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets, or issue senior securities as defined in the 1940 Act, except for notes to banks. Investment securities will not be purchased while the Fund has an outstanding borrowing.

                      APPENDIX A - INVESTMENT ILLUSTRATIONS
  Illustrations of Hypothetical Returns on Investments Based on Purchase Option
                                $10,000 Purchase


                          Scenario 1                                 Scenario 2
                        No Redemption                             Redeem 1st Year
             ------------------------------------        ----------------------------------
Year         Class A       Class B        Class C        Class A      Class B       Class C
----         -------       -------        -------        -------      -------       -------
   0           9,525        10,000        10,000           9,525       10,000        10,000
   1          10,192        10,630        10,630          10,192       10,230        10,530+
   2          10,905        11,300        11,300
   3          11,669        12,012        12,012
   4          12,485        12,768        12,768
   5          13,359        13,573        13,573
   6          14,294        14,428        14,428
   7          15,295        15,337        15,337
   8          16,366+       16,303        16,303
   9          17,511        17,444*       17,330
  10          18,737        18,665*       18,422





           Scenario 3                                Scenario 4
        Redeem 3rd Year                           Redeem 5th Year
--------------------------------        ----------------------------------
Class A      Class B     Class C        Class A      Class B       Class C
-------      -------     -------        -------      -------       -------
 9,525       10,000      10,000          9,525       10,000        10,000
10,192       10,630      10,630         10,192       10,630        10,630
10,905       11,300      11,300         10,905       11,300        11,300
11,669       11,712      12,012+        11,669       12,012        12,012
                                        12,485       12,768        12,768
                                        13,359       13,373        13,573+


               *This assumes that Class B Shares were converted to
                 Class A Shares at the end of the eighth year.

                                $250,000 Purchase



                          Scenario 1                                 Scenario 2
                        No Redemption                             Redeem 1st Year
             ------------------------------------        ----------------------------------
Year         Class A       Class B        Class C        Class A      Class B       Class C
----         -------       -------        -------        -------      -------       -------
   0         243,750       250,000        250,000        243,750       250,000       250,000
   1         260,813       265,750        265,750        260,813       255,750       263,250+
   2         279,069       282,492        282,492
   3         298,604       300,289        300,289
   4         319,507+      319,207        319,207
   5         341,872       339,318        339,318
   6         365,803       360,695        360,695
   7         391,409       383,418        383,418
   8         418,808       407,574        407,574
   9         448,124       436,104*       433,251
  10         479,493       466,631*       460,546




           Scenario 3                                Scenario 4
        Redeem 3rd Year                           Redeem 5th Year
--------------------------------        ----------------------------------
Class A      Class B     Class C        Class A      Class B       Class C
-------      -------     -------        -------      -------       -------

243,750      250,000     250,000        243,750      250,000       250,000
260,813      265,750     265,750        260,813      265,750       265,750
279,069      282,492     282,492        279,069      282,492       282,492
298,604      292,789     300,289+       298,604      300,289       300,289
                                        319,507+     319,207       319,207
                                        341,872      334,318       339,318






               *This assumes that Class B Shares were converted to
                 Class A Shares at the end of the eighth year.

Illustrations do not reflect any applicable waiver of 12b-1 fees. If any such fee waivers were reflected, the illustrations represented above would be different.

Assumes a hypothetical return for Class A of 7% per year, a hypothetical return for Class B of 6.3% for years 1-8 and 7% for years 9-10, and a hypothetical return for Class C of 6.3% per year. Hypothetical returns vary due to the different expense structure for each Class and do not represent actual performance.
Class A purchase subject to appropriate sales charge breakpoint (4.75% @ $10,000; 3.75% @ $100,000; 2.50% @ $250,000).
Class B purchase assessed appropriate CDSC upon redemption (4%-4%-3%-3%-2%-1% in years 1-2-3-4-5-6).
Class C purchase assessed 1% CDSC upon redemption in year 1.
Figures marked "+" identify which Class offers the greater return potential based on investment amount, the holding period and the expense structure of each Class.



APPENDIX B -- CLASSES OFFERED

Growth of Capital                                                         A Class    B Class     C Class     Consultant Class
Aggressive Growth Fund                                                       x           x          x              -
Trend Fund                                                                   x           x          x              -
Enterprise Fund                                                              x           x          x              -
DelCap Fund                                                                  x           x          x              -
Small Cap Value Fund                                                         x           x          x              -
U.S. Growth Fund                                                             x           x          x              -
Growth Stock Fund                                                            x           x          x              -
Tax-Efficient Equity Fund                                                    x           x          x              -

Total Return
Blue Chip Fund                                                               x           x          x              -
Quantum Fund                                                                 x           x          x              -
Devon Fund                                                                   x           x          x              -
Decatur Total Return Fund                                                    x           x          x              -
Decatur Income Fund                                                          x           x          x              -
Delaware Fund                                                                x           x          x              -

International Diversification
Emerging Markets Fund                                                        x           x          x              -
New Pacific Fund                                                             x           x          x              -
World Growth Fund                                                            x           x          x              -
International Equity Fund                                                    x           x          x              -
Global Assets Fund                                                           x           x          x              -
Global Bond Fund                                                             x           x          x              -

Current Income
Delchester Fund                                                              x           x          x              -
Strategic Income Fund                                                        x           x          x              -
Corporate Income Fund                                                        x           x          x              -
Federal Bond Fund                                                            x           x          x              -
U.S. Government Fund                                                         x           x          x              -
Delaware-Voyageur US Government
     Securities Fund                                                         x           x          x              -
Limited-Term Government Fund                                                 x           x          x              -





APPENDIX B--CLASSES OFFERED  (CON'T)

Tax Preferred Income                                                      A Class    B Class     C Class     Consultant Class
National High Yield Municipal Bond Fund                                      x          x           x                -
Tax-Free USA Fund                                                            x          x           x                -
Tax-Free Insured Fund                                                        x          x           x                -
Tax-Free USA Intermediate Fund                                               x          x           x                -
Delaware-Voyageur Tax-Free Arizona Insured Fund                              x          x           x                -
Delaware-Voyageur Tax-Free Arizona Fund                                      x          x           x                -
Delaware-Voyageur Tax-Free California Insured Fund                           x          x           x                -
Delaware-Voyageur Tax-Free California Fund                                   x          x           x                -
Delaware-Voyageur Tax-Free Colorado Fund                                     x          x           x                -
Delaware-Voyageur Tax-Free Florida Insured Fund                              x          x           x                -
Delaware-Voyageur Tax-Free Florida Intermediate Fund                         x          x           x                -
Delaware-Voyageur Tax-Free Florida Fund                                      x          x           x                -
Delaware-Voyageur Tax-Free Idaho Fund                                        x          x           x                -
Delaware-Voyageur Tax-Free Iowa Fund                                         x          x           x                -
Delaware-Voyageur Tax-Free Kansas Fund                                       x          x           x                -
Delaware-Voyageur Minnesota High Yield Municipal Bond Fund                   x          x           x                -
Delaware-Voyageur Minnesota Insured Fund                                     x          x           x                -
Delaware-Voyageur Tax-Free Minnesota Intermediate Fund                       x          x           x                -
Delaware-Voyageur Tax-Free Minnesota Fund                                    x          x           x                -
Delaware-Voyageur Tax-Free Missouri Insured Fund                             x          x           x                -
Delaware-Voyageur Tax-Free New Mexico Fund                                   x          x           x                -
Delaware-Voyageur Tax-Free New York Fund                                     x          x           x                -
Delaware-Voyageur Tax-Free North Dakota Fund                                 x          x           x                -
Delaware-Voyageur Tax-Free Oregon Insured Fund                               x          x           x                -
Tax-Free Pennsylvania Fund                                                   x          x           x                -
Delaware-Voyageur Tax-Free Utah Fund                                         x          x           x                -
Delaware-Voyageur Tax-Free Washington Insured Fund                           x          x           x                -
Delaware-Voyageur Tax-Free Wisconsin Fund                                    x          x           x                -

Money Market Funds
Delaware Cash Reserve                                                        x          x           x                x
U.S. Government Money Fund                                                   x          -           -                x
Tax-Free Money Fund                                                          x          -           -                x



APPENDIX C--RATINGS

         The Fund's assets may be invested in corporate bonds that may be rated BB or lower by S&P or Ba or lower by Moody's, or similarly rated by another nationally-recognized statistical rating organization or that may be unrated. These credit ratings evaluate only the safety of principal and interest and do not consider the market value risk associated with high-yield securities.

         The table set forth below shows the percentage of the Fund's securities included in each of the specified rating categories and shows the percentage of the Fund's assets held in U.S. government securities. Certain securities may not be rated because the rating agencies were either not asked to provide ratings (e.g., many issuers of privately placed bonds do not seek ratings) or because the rating agencies declined to provide a rating for some reason, such as insufficient data. The table below shows the percentage of the Fund's securities which are not rated. The information contained in the table was prepared based on a dollar weighted average of the Fund's portfolio composition based on month end data for the period January 2, 1997 (date of initial public offering) through July 31, 1997. The paragraphs following the table contain excerpts from Moody's and S&P's rating descriptions.

                                                             Average Weighted
Rating Moody's and/or S&P                                Percentage of Portfolio
-------------------------                                -----------------------
United States Treasury Obligations                                 3.13%
Aaa/AAA                                                             N/A
Aa/AA                                                               N/A
A/A                                                                 N/A
Baa/BBB                                                             N/A
Ba/BB                                                               N/A
B/B                                                               15.18%
Caa/CCC                                                           79.61%
Not Rated/Other                                                    2.08%


General Rating Information

Bonds
         Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

Commercial Paper
         Excerpts from Moody's description of its two highest commercial paper ratings: P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

         Excerpts from S&P's description of its two highest commercial paper ratings: A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

         The Delaware Group includes funds with a wide range of investment objectives. Stock funds, income funds, national and state-specific tax-exempt funds, money market funds, global and international funds and closed-end funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, contact your financial adviser or call Delaware Group at 800-523-4640.







INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA 19103

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

CUSTODIAN
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY 11245

--------------------------------------------------------------------------------

HIGH-YIELD OPPORTUNITIES FUND

--------------------------------------------------------------------------------

A CLASS
B CLASS
C CLASS

--------------------------------------------------------------------------------













PROSPECTUS

--------------------------------------------------------------------------------


SEPTEMBER 29, 1997
(as revised January 1, 1998)


















                                                                        DELAWARE
                                                                        GROUP
                                                                        --------